UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

REVETT MINERALS INC.
(Name of Registrant as Specified in Its Charter)

Commission File Number:
Not Applicable
(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

REVETT MINERALS INC.
11115 East Montgomery, Suite G
Spokane Valley, WA 99206
April 29, 2013

REVETT MINERALS INC.

NOTICE OF THE ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS

NOTICE is hereby given that the annual and special meeting (the “Meeting”) of the shareholders of Revett Minerals Inc. (the “Company”) will be held at The Conference Centre at the OBA, 20 Toronto Street, Suite 300, Toronto, Ontario M5C 2B8 on June 4, 2013 at 1:00 p.m. (Eastern Daylight Time), for the following purposes:

1.	To receive the consolidated financial statements of the Company for the financial year ended December 31, 2012 and the report of the auditors thereon.

2.	To elect directors.

3.	To appoint auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration.

4.

To consider, and if deemed advisable, to pass an ordinary resolution substantially in the form set out in the accompanying management information circular confirming an amendment to the Company’s Restated and Amended By-Law No. 1 to incorporate advance notice requirements for the nomination of directors.

5.

To consider, and if deemed advisable, to pass a special resolution substantially in the form set out in the accompanying management information circular approving an amendment of the articles of the Company to allow for meetings of shareholders to be held in such location within Canada or the United States as the directors of the Corporation may determine.

6.

To consider, and if deemed advisable, to pass an ordinary resolution substantially in the form set out in the accompanying management information circular approving, confirming and ratifying an amendment and restatement of the Company’s Shareholder Rights Plan to, among other things, extend its expiry date.

7.	To hold an advisory vote on executive compensation.

8.	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation.

9.	To transact such further and other business as may properly come before the Meeting or any postponement or adjournment thereof.

A shareholder wishing to be represented by proxy at the Meeting or any postponement or adjournment thereof must deposit his or her duly executed form of proxy with the Company’s transfer agent and registrar, Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, or by facsimile to (416) 263-9524 or 1-866-249-7775 not later than 1:00 p.m. (Eastern Daylight Time) on May 31, 2013 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any postponement or adjournment of the Meeting. The time limit for the deposit of proxies may be waived by the chair of the Meeting at his discretion, without notice. A shareholder may also vote by telephone or via the Internet by following the instructions on the form of proxy. If a shareholder votes by telephone or via the Internet, completion or return of the proxy form is not needed. The directors of the Company have fixed the close of business on April 23, 2013 as the record date for the determination of the shareholders of the Company entitled to receive notice of the Meeting and to vote at the Meeting. No cumulative voting rights are authorized and dissenter’s rights are not applicable to any matters being voted upon.

2

A management information circular and form of proxy accompany this Notice.

DATED this 29 day of April, 2013.

By Order of the Board

“Kenneth S. Eickerman”
Kenneth S. Eickerman
Chief Financial Officer

REVETT MINERALS INC.

MANAGEMENT INFORMATION CIRCULAR

PART ONE - VOTING INFORMATION

SOLICITATION OF PROXIES

This Management Information Circular (the “Circular”) is furnished in connection with the solicitation by management of Revett Minerals Inc. (the “Company”) of proxies to be used at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held on June 4, 2013 at the time and place and for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by the directors, officers and employees of the Company who will not receive any additional compensation for such services. The cost of solicitation by management will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are directors and officers of the Company. A shareholder desiring to appoint some other person (who need not be a shareholder) to represent the shareholder at the Meeting may do so either by inserting such person’s name in the blank space provided in the applicable form of proxy or by completing another proper form of proxy and, in either case, depositing his or her duly executed form of proxy with the Company’s transfer agent and registrar, Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, or by facsimile to (416) 263-9524 or 1-866-249-7775 not later than 1:00 p.m. (Eastern Daylight Time) on May 31, 2013 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any postponement or adjournment of the Meeting. You may also vote by telephone or via the Internet by following the instructions on the form of proxy. If you vote by telephone or via the Internet, do not complete or return the proxy form.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any postponement or adjournment thereof, at which the proxy is to be used or with the Chairman of the Meeting on the day of the Meeting, or postponement or adjournment thereof, and upon either of such deposits the proxy is revoked.

EXERCISE OF DISCRETION BY PROXIES

The person named in the enclosed form of proxy will vote or withhold from voting the common shares in respect of which he is appointed in accordance with the direction of the shareholder appointing him. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of any direction to the contrary, all common shares represented by proxy will be voted: (i) FOR the election of each director-nominee; (ii) FOR the re-appointment of auditors and authorizing the directors to fix the remuneration of the auditors; (iii) FOR the confirmation of the ByLaw Amendment Resolution; (iv) FOR the approval of the Location of Meetings of Shareholders Resolution; (v) FOR the approval of the Rights Plan Resolution; and (vi) FOR approval of the advisory votes on executive compensation.

The enclosed form of proxy confers discretionary authority upon the person named therein with respect to amendments or variations to matters identified in the Notice and with respect to other matters which may properly come before the Meeting. At the time of printing of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, it is the intention of the person named in the accompanying form of proxy to vote on such other business in accordance with his best judgment.

NON-REGISTERED HOLDERS

Only registered shareholders of the Company or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares of the Company beneficially owned by a person (a “Non-Registered Holder”) are registered either: (a) in the name of an intermediary (an “Intermediary”) with whom the Non-Registered Holder deals in respect of the common shares of the Company (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“ CDS”)) of which the Intermediary is a participant.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBOs”. Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101, the Company has elected to send the Notice, this Circular, the form of proxy and the Company’s consolidated financial statements for the financial year ended December 31, 2012 (which includes management’s discussion and analysis) (collectively, the “meeting materials”) directly to the NOBOs, and indirectly through Intermediaries to the OBOs. The Intermediaries (or their service companies) are responsible for forwarding the meeting materials to each OBO, unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the meeting materials to the OBOs. Generally, an OBO who has not waived the right to receive meeting materials will either:

(a)

be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow; or

(b)

less frequently, be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of common shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with the Company’s transfer agent, Computershare.

These meeting materials are being sent to both registered shareholders and Non-Registered Holders. If you are a Non-Registered Holder, and the Company or its agent has sent these meeting materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf. By choosing to send these meeting materials to you directly, the Company (and not the Intermediary holding securities on your behalf) has assumed responsibility for (a) delivering these materials to you, and (b) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instruction.

The meeting materials sent to NOBOs who have not waived the right to receive them are accompanied by a VIF or a form of proxy already signed by the Intermediary. By returning the VIF, or form of proxy, in accordance with the instructions noted on it, a NOBO is able to instruct the voting of the common shares owned by him, her or it.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF, including those regarding where and by when the VIF is to be delivered. The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the common shares that they beneficially own.

Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his or her behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his or her nominee, the right to attend and vote at the Meeting.

VOTING SHARES

The authorized capital of the Company consists of an unlimited number of common shares and an unlimited number of preferred shares, issuable in series. As of April 23, 2013, the Company had outstanding an aggregate of 34,596,387 common shares, each carrying the right to one vote per share, and no preferred shares.

The record date for the determination of shareholders entitled to receive notice of the Meeting and to vote at the Meeting has been fixed as April 23, 2013. In accordance with the provisions of the Canada Business Corporations Act (“CBCA”), the Company will prepare a list of holders of common shares on such record date. Each holder of common shares named in the list will be entitled to one vote per common share shown opposite his or her name on the list at the Meeting.

There are no rights to dissent from any of the matters that will come to a vote at the Meeting.

Except for election of directors, amendment of the articles and the advisory votes on executive compensation, all of the matters that will come to a vote at the Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favour, the resolution will be approved. Abstentions will not be counted for or against a proposal. The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting. In order to be effective, the resolution to amend the articles of the Company respecting the location of meetings of shareholders must be approved by at least two-thirds of the votes cast at the Meeting on the resolution.

A registered shareholder as of April 23, 2013 that attends the Meeting in person may vote common shares registered in his or her name without the need to complete and return the enclosed proxy. Registered shareholders that wish to vote at the Meeting must register with Computershare Investor Services Inc. before the official start of the Meeting.

In the United States, brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares at their discretion on routine matters, but not on non- routine matters.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

PRINCIPAL HOLDERS OF VOTING SECURITIES

To the knowledge of the directors and executive officers of the Company, based on publicly available information as of April 23, 2013, the following table sets forth the only persons or companies who beneficially own or control or direct, directly or indirectly, 10% or more of the votes attached to the common shares of the Company.

Name	Address	Number of Common Shares	Percentage of Common Shares
Silver Wheaton Corp.(1)	Suite 3150 - 666 Burrard Street Vancouver, British Columbia V6C 2X8	5,041,143	14.6%
Trafigura Beheer B.V.	Van Heuven Goedhartlaan 937, 1187 LD Amsterlveen, P.O. Box 74135, 1070 BC Amsterdam, The Netherlands	3,666,667	10.6%

____________________________
Notes:
(1)    Silver Wheaton Corp. also owns warrants exercisable into an additional 244,836 common shares of the Company.

PART TWO - BUSINESS OF THE MEETING

ANNUAL FINANCIAL STATEMENTS

The consolidated financial statements of the Company for the financial year ended December 31, 2012 and the auditors’ report thereon will be placed before the shareholders of the Company at the Meeting.

ELECTION OF DIRECTORS

The articles of the Company provide that the Company shall have not more than 20 directors to be elected annually. Five directors will be elected at the Meeting. Each director will hold office until the next annual meeting or until a successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Company’s by-laws.

The board of directors of the Company (“ Board”) considered the adoption of a majority voting policy for directors of the Company. It has decided not to adopt such a policy at this time until it has an opportunity to more closely examine trends in the United States on the adoption of majority voting policies. The Company’s head office is in the United States, all of its operations are in the United States and the Company’s common shares trade on NYSE MKT as well as the Toronto Stock Exchange.

The following table and the notes thereto disclose (i) the name of each person proposed to be nominated by management for election as a director; (ii) all positions and offices with the Company now held by him; (iii) his principal occupation; (iv) his period of service as a director of the Company; and (v) the approximate number of common shares of the Company beneficially owned, or controlled or directed, directly or indirectly, by him as at April 23, 2013. Proxies in favour of management nominees will be voted FOR the election of each of the proposed nominees in the absence of directions to the contrary. Management does not contemplate that any of the nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the person named in the enclosed form of proxy reserves the right to vote for another nominee in his discretion. All of the nominees currently serve as directors of the Company and their terms of office are to expire upon the termination of the Meeting. The information below as to the number of common shares of the Company owned by nominees for election as directors is not within the knowledge of management and has been furnished by the nominees themselves.

Name(1)	Office Held	Principal Occupation	Date First Elected/Appointed	No. of Shares	Percent of Class
JOHN G. SHANAHAN Connecticut, U.S.A. (1) (5)	President and Chief Executive Officer and Director	President and CEO of the Company	December 2004	420,472(6)	1.2%
TIMOTHY R. LINDSEY Texas, U.S.A. (1)(2)(3)(5)	Chairman of the Board and Director	Principal, Lindsey Energy & Natural Resources	April 2009	608,566(7)	1.8%
ALBERT F. APPLETON New York, U.S.A. (1)(2)(4)	Director	Environmental and Public Finance Consultant	June 2010	23,396(8)	Less than 1%
LARRY OKADA Alberta, Canada(2)(3)(4)	Director	Chief Financial Officer of BCGold Corp.	December 2009	1,004(9)	Less than 1%
JOHN B. MCCOMBE Ontario, Canada(3)(4)(5)	Director	Mining Engineering Consultant	November 2010	1,004(10)	Less than 1%

___________________________
Notes:
(1)	Member of the Environmental Committee of the Board
(2)	Member of the Compensation Committee of the Board
(3)	Member of the Audit Committee of the Board
(4)	Member of the Corporate Governance and Nominating Committee of the Board
(5)	Member of the Safety Committee of the Board
(6)

Mr. Shanahan also holds options to purchase 215,000 common shares of the Company at exercise prices ranging from US$0.45 to US$4.98 per share of which 55,000 are exercisable until September 10, 2014, 30,000 are exercisable until March 30, 2015, 40,000 are exercisable until March 21, 2016, 50,000 are exercisable until April 1, 2017 and 40,000 are exercisable until March 21, 2018.

(7)

Mr. Lindsey also holds options for the purchase of 215,000 common shares of the Company at exercise prices ranging from US$0.45 to US$4.98 per share of which 55,000 are exercisable until September 10, 2014, 30,000 are exercisable until March 30, 2015, 40,000 are exercisable until March 21, 2016, 50,000 are exercisable until April 1, 2017 and 40,000 are exercisable until March 21, 2018.

(8)

Mr. Appleton also holds options for the purchase of 130,000 common shares of the Company at exercise prices ranging from US$2.16 to US$4.98 per share of which 40,000 are exercisable until March 21, 2016, 50,000 are exercisable until April 1, 2017 and 40,000 are exercisable until March 21, 2018.

(9)

Held through Larry M Okada Inc. Mr. Okada holds options for the purchase of 190,000 common shares of the Company at exercise prices ranging from US$1.65 to US$4.98 per share of which 30,000 are exercisable until December 30, 2014, 30,000 are exercisable until March 30, 2015, 40,000 are exercisable until March 21, 2016, 50,000 are exercisable until April 1, 2017 and 40,000 are exercisable until March 21, 2018.

(10)

Mr. McCombe holds options for the purchase of 150,000 common shares of the Company at exercise prices ranging from US$2.16 to US$4.98 per share of which 20,000 are exercisable until November 1, 2015, 40,000 are exercisable until March 21, 2016, 50,000 are exercisable until April 1, 2017 and 40,000 are exercisable until March 21, 2018.

The following is a description of the business background of the directors and executive officers of the Company. Except as noted below, each proposed nominee has been engaged for more than five years in his present principal occupation.

John G. Shanahan (age – 53) - President, Chief Executive Officer and Director. Mr. Shanahan was named the Company’s President and CEO in October 2008. Prior to becoming CEO, Mr. Shanahan was the Chairman of the Board from 2005 until April 2009. Mr. Shanahan’s background is in commodity price risk management and he has held senior management positions with Barclays Capital, Rothschild Inc., Pasminco Ltd, and Australian Mining and Smelting. Mr. Shanahan is also a director of Mediterranean Resources Ltd. and Condor Blanco Mines Ltd. Mr. Shanahan holds a bachelor of commerce degree from the University of Melbourne, a graduate diploma in Systems Analysis and Design from the Royal Melbourne Institute of Technology, and an MBA degree from the Columbia School of Business. The Corporate Governance and Nominating Committee concluded that Mr. Shanahan should be re-elected and continue to serve as a director because of his commodity price risk management experience and breadth of experience gained from both financial institutions and mining companies.

Timothy R. Lindsey (age – 60) - Director and Chairman of the Board. Mr. Lindsey has over thirty years of technical and executive leadership in energy and mineral exploration, production and business development in the U.S., Canada, Africa, Europe, Latin America, the CIS and Asia-Pacific. Early in his career he worked as an exploration geologist on several base-metal projects. From 1975 until 2003, Mr. Lindsey held various senior management positions with Marathon Oil (MRO: NYSE) in both U.S. and International exploration and production. He was employed by The Houston Exploration Company (THX: NYSE) from 2003-2005 as Senior Vice President. From March 2005 to the present, Mr. Lindsey has been a Principal of Lindsey Energy and Natural Resources, an independent consulting firm specializing in energy and mining industry issues. He has served on both public and private company boards and currently serves (since 2006) as a director for Daybreak Oil and Gas (DBRM.OB). Mr. Lindsey received a bachelor of science in geology from Eastern Washington University and completed graduate studies-economic geology at the University of Montana. He also completed the Advanced Executive Program at Northwestern University and is a member of several professional associations. The Corporate Governance and Nominating Committee concluded that Mr. Lindsey should be re-elected and continue to serve as a director because of his unique leadership skills and knowledge of Montana and its governmental bodies.

On February 27, 2009, Challenger Energy Corporation (a company of which Mr. Lindsey is a former director) obtained an order for protection under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). On September 15, 2009, Challenger successfully emerged from CCAA protection under a plan of arrangement and corporate merger.

On October 15, 2010, Canadian Sahara Energy Inc (“Sahara”), a private Canadian oil and gas firm of which Mr. Lindsey was an officer and director, filed a Notice of Intention to File a Proposal under the Bankruptcy and Insolvency Act (Canada) (“BIA”) in order to obtain a stay of proceedings for a disputed oil and gas asset located in north Africa. A Proposal was filed within 30 days as required under the BIA. The sole creditor under the Proposal did not accept the Proposal, but was otherwise satisfied by lifting of the stay. Although no funds were owing, Sahara was deemed to be in bankruptcy, as a technical matter under the BIA. A second Proposal will result in Sahara emerging from bankruptcy with a certification of full performance when accepted and approved by creditors and the Courts. Sahara has advised that it anticipates that its sole creditor will accept the second Proposal.

Albert F. Appleton (age – 68) - Director. Mr. Appleton has been an international environmental and public finance consultant since 2005. From 1994 to 2005, Mr. Appleton was a Senior Fellow of Infrastructure at the New York City Regional Plan Association and from 1990 to 1993 he was Commissioner of the New York City Department of Environmental Protection and Director of the New York City Water and Sewer System, where he was noted for his innovations in watershed protection, water conservation and water resource management and finance. Mr. Appleton is a graduate of Gonzaga University of Spokane, Washington and Yale Law School. The Corporate Governance and Nominating Committee concluded that Mr. Appleton should be re-elected and continue to serve as a director because of his highly specialized knowledge of environmental issues.

Larry Okada (age – 63) - Director. Mr. Okada has extensive public finance and accounting experience with Deloitte & Touche, Staley Okada & Partners, and PricewaterhouseCoopers LLP. Mr. Okada is a Chartered Accountant in British Columbia and Alberta as well as a Certified Public Accountant in Washington State. Mr. Okada is currently a member of various committees with the Institute of Chartered Accountants of British Columbia. The Corporate Governance and Nominating Committee concluded that Mr. Okada should be re-elected and continue to serve as a director because of his breadth of knowledge of accounting and financial matters.

John B. McCombe (age – 52) - Director. McCombe has over 25 years of operating experience in North American and international mining and mineral processing operations. Mr. McCombe was until November 2012 the Chief Operating Officer of Dalradian Resources Inc. Prior to that, he served as Senior Vice President - Operating Strategy at IAMGOLD Corporation. Mr. McCombe graduated from Queen’s University in 1983 with a Bachelor of Science in Mining Engineering and is a member of the Canadian Institute of Mining and Metallurgy. Upon graduation Mr. McCombe joined Dickenson Mines (now Goldcorp) at their Red Lake operation where he held various mine and mill superintendent positions. From 1995 to 2005, Mr. McCombe was with Breakwater Resources where he was responsible for global operations. The Corporate Governance and Nominating Committee concluded that Mr. McCombe should be re-elected and continue to serve as a director because of his experience operating mines.

Kenneth S. Eickerman (age – 55) – Chief Financial Officer. Mr. Eickerman was appointed Chief Financial Officer in December 2008. Prior to joining Revett Silver as an officer in April 2005, Mr. Eickerman was Controller of Mustang Line Contractors, Inc. (from May 2002 to March 2005), and Controller and Treasurer of Apollo Gold, Inc. (from February 1999 to May 2002). Before that, he worked in various finance capacities for Pegasus Gold, Inc. Mr. Eickerman graduated from Washington State University and is a certified public accountant licensed in the State of Washington.

Douglas Miller (age – 59) – Vice-President of Operations. Mr. Miller was appointed Vice President of Operations in October 2012 and is responsible for overseeing operations at Troy and development plans at Rock Creek. He joined the Company in 2004. Mr. Miller graduated from Montana Tech with a degree in Mining Engineering in 1978 and has over thirty years of experience in operating producing mines. Prior to joining the Company, he worked in ASARCO, both in its Northwest Mining Department (at the Galena, Coeur, and Troy mines) and in its Eastern Mining Department (as the manager of five zinc mines in Tennessee).

Monique Hayes (age – 47) – Corporate Secretary. Ms. Hayes was appointed Corporate Secretary in December 2010. She has over seven years of investor relations experience in the mining industry and over ten years of general advertising, communications and brand management experience. Prior to joining Revett Silver in March 2009, Ms. Hayes worked for Sterling Mining, Public Dialog Direct, WhiteRunkle Advertising and Studio Interactive, working on several national accounts including AT&T Wireless, Bell Atlantic and NordicTrack. She attended City University where she studied business management, brand strategy and communications.

Standing Committees of the Board

The Company’s Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, a Safety Committee and an Environmental Committee.

The current members of the Audit Committee include the chair of the committee, Larry Okada (independent), Timothy R. Lindsey (independent) and John B. McCombe (independent). Mr. Okada is an “audit committee financial expert” within the meaning of Regulation S-K, Item 407(d)(5).

The current members of the Compensation Committee include the chair of the committee, Timothy R. Lindsey (independent), Albert F. Appleton (independent) and Larry Okada (independent).

The current members of the Corporate Governance and Nominating Committee include the chair of the committee, Larry Okada (independent), Albert F. Appleton (independent) and John B. McCombe (independent).

The current members of the Safety Committee include the chair of the committee, John B. McCombe (independent), Timothy R. Lindsey (independent) and John G. Shanahan (not independent).

The current members of the Environmental Committee include the chair of the committee, Albert F. Appleton (independent), Timothy R. Lindsey (independent) and John G. Shanahan (not independent). See “Part Four - Statement of Corporate Governance Practices”.

Shareholder Nominees

Pursuant to section 20.1 of the Company’s Restated and Amended By-Law No. 1, nominations by shareholders for the election of directors at the Meeting (other than nominations by shareholders pursuant to a shareholder proposal or a requisitioned meeting), are to be received by the Company on or before May 5, 2013.

APPOINTMENT OF AUDITORS

Proxies received in favour of management will be voted FOR the appointment of KPMG LLP as auditors of the Company to hold office until the next annual meeting of shareholders and the authorization of the directors to fix their remuneration unless the shareholder has specified in the proxy that his or her shares are to be withheld from voting in respect thereof. KPMG LLP (Canadian member firm of the independent member firms affiliated with KPMG International Cooperative) was first appointed as auditors of the Company on August 24, 2004. KPMG LLP (the U.S. member firm of KPMG International) was appointed as auditors of the Company on December 2, 2011. In order to be effective, the appointment of KPMG LLP must be approved by a majority of the votes cast at the Meeting by shareholders voting in person or by proxy.

Representatives of KPMG LLP will not be in attendance at the Meeting.

Audit and Non-audit Fees

The following sets forth information relating to fees billed or incurred by the Company for professional services rendered to the Company for each of the past two years: Audit Fees. For the fiscal years ended December 31, 2012 and 2011, KPMG LLP, Boise, Idaho, billed the Company US$285,000 and US$275,000, respectively, for professional services rendered by such firm for the audit of the Company’s consolidated financial statements and for reviewing certain of the Company’s periodic filings with the SEC.

For the fiscal years ended December 2012 and 2011, KPMG LLP, Vancouver, British Columbia, our former auditors, billed the Company Cdn$nil and Cdn$21,000, respectively, for professional services rendered by such firm for the audit of the Company’s consolidated financial statements and for reviewing certain of the Company’s periodic filings under applicable securities laws.

Audit-Related Fees. During the fiscal years ended December 31, 2012 and 2011, KPMG did not perform or bill the Company for any other audit related services.

Tax Fees. During the fiscal years ended December 31, 2012 and 2011, KPMG did not perform or bill the Company for any tax compliance, tax advice or tax planning services.

All Other Fees. During the fiscal years ended December 31, 2012 and 2011, KPMG did not perform or bill the Company for any other services.

CONFIRMATION OF BY-LAW AMENDMENTS

Background

On March 7, 2013, the Board approved an amendment and restatement of the Company’s Restated and Amended By-Law No. 1 by adding a new paragraph 20.1 (the “By-Law Amendment”) to adopt by-laws requiring advance notice of director nominees from shareholders. The purpose of the By-Law Amendment is to ensure that an orderly nomination process is observed, that shareholders are well-informed about the identity, intentions and credentials of director nominees and that shareholders vote in an informed manner after having been afforded reasonable time for appropriate deliberation.

Among other things, the By-Law Amendment fixes a deadline by which shareholders must provide notice to the Company of nominations for election to the Board. The notice must include all information that would be required to be disclosed in a dissident proxy circular in connection with the solicitations of proxies for the election of directors under applicable corporate laws (being the CBCA) and under applicable securities laws (being the securities laws of the United States and each of the Provinces of Canada) relating to the shareholder making the nominations (as if such shareholder were a dissident soliciting proxies) and each person that such shareholder proposes to nominate for election as a director. In addition, the notice must provide information as to the shareholdings of the shareholder making the nominations, confirmation that the proposed nominees meet the qualifications of directors and residency requirements imposed by the CBCA, and confirmation as to whether each proposed nominee is independent for the purposes of National Instrument 52-110. Upon receipt of any notice and required information, management will make a determination as to whether the notice and information satisfy the requirements of the by-law. The deadline by which the notice must be delivered to the Company is set forth in the table below.

Meeting Type	Nomination Deadline
Annual meeting of shareholders	Either (a) no fewer than 30 days and no more than 65 days prior to the date of the meeting or (b) no more than 10 days after the date of the first public filing or announcement of the date of the meeting, if the meeting is called for a date that is fewer than 50 days after the date of such public filing or announcement.
Special meeting of shareholders (which is not also an annual meeting)	No more than 15 days after the date of the first public filing or announcement of the date of the meeting.

The By-Law Amendment does not affect nominations made pursuant to shareholder proposals or the requisition of a meeting of shareholders, in each case made in accordance with the provisions of the CBCA. The full text of the By-Law Amendment is attached as Appendix A.

If the By-Law Amendment is approved by shareholders at the Meeting, it will continue to be effective and in full force and effect at, and following, the Meeting. If the By-Law Amendment is not approved by shareholders at the Meeting, it will terminate and be of no further force or effect at, and following, the Meeting.

Proposed Resolution and Board’s Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following ordinary resolution (the “By-Law Amendment Resolution”) approving the By-Law Amendment:

“BE IT RESOLVED THAT the amendment of Restated and Amended By-Law No. 1 of the Company, as set forth in the management information circular of the Company dated April 29, 2013, is hereby confirmed without amendment; the directors of the Company are authorized to amend and restate Restated and Amended By-Law No. 1 to incorporate such amendment; and any director or officer of the Company be and is hereby authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, documents and notices and to do all such other acts and things as in such person’s opinion may be necessary or desirable for the purpose of giving effect to this resolution.”

To be effective, the By-Law Amendment Resolution must be approved by at least a majority of the votes cast at the Meeting.

The Board has unanimously approved the By-Law Amendment and recommends to shareholders of the Company that they vote FOR the By-Law Amendment Resolution.

Unless the shareholder has specified in the enclosed form of proxy that the common shares represented by such proxy are to be voted against the By-Law Amendment Resolution, the persons named in the enclosed form of proxy intend to vote FOR the By-Law Amendment Resolution.

APPROVAL TO AMEND ARTICLES RESPECTING LOCATION OF MEETINGS OF SHAREHOLDERS

The CBCA provides that meetings of shareholders may be held at a place outside of Canada if the place is specified in the articles. The Company seeks to amend its articles to allow meetings of shareholders to be held in any location within Canada or the United States as shall be determined by the Board from time to time, to provide the Company increased flexibility. The Company’s head office is in the United States, all of its operations are in the United States and the Company’s common shares trade on NYSE MKT (as well as the Toronto Stock Exchange).

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following special resolution (the “Location of Meetings of Shareholders Resolution”):

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(1)      the articles of the Company be amended to provide that “Meetings of the shareholders of the corporation may be held in any location within Canada or the United States as shall be determined by the directors of the corporation.”

(2) the Board may revoke this resolution before it is acted upon, without further approval of the shareholders.

(3)      any director or officer of the Company be and is hereby authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, documents and notices and to do all such other acts and things as in such person’s opinion may be necessary or desirable for the purpose of giving effect to this resolution.”

To be effective, the Location of Meetings of Shareholders Resolution must be approved by at least two- thirds of the votes cast at the Meeting.

The Board has unanimously approved the Location of Meetings of Shareholders Resolution and recommends to shareholders of the Company that they vote FOR the Location of Meetings of Shareholders Resolution.

Unless the shareholder has specified in the enclosed form of proxy that the common shares represented by such proxy are to be voted against the Location of Meetings of Shareholders Resolution, the persons named in the enclosed form of proxy intend to vote FOR the Location of Meetings of Shareholders Resolution.

APPROVAL TO AMEND AND RESTATE SHAREHOLDERS RIGHTS PLAN

Background

On February 14, 2005, the Board adopted a shareholders rights plan, which was amended and restated on March 23, 2007 and again on May 10, 2010 (the “Rights Plan”). The fundamental objectives of the Rights Plan are to provide adequate time for the Board and shareholders to assess an unsolicited take-over bid for the Company, to provide the Board with sufficient time to explore and develop alternatives for maximizing shareholder value if a take-over bid is made, to provide shareholders with an equal opportunity to participate in a take-over bid and to protect the interests of the shareholders of the Company.

The Rights Plan will expire on June 30, 2013. In anticipation of the expiry of the Rights Plan, the Board approved an amendment and restatement of the Rights Plan on April 15, 2013 (as amended and restated, the “Amended and Restated Rights Plan”) to extend the Rights Plan to June 28, 2016, unless terminated earlier in accordance with the terms of the plan. The terms of the Amended and Restated Rights Plan are substantially the same as the terms of the Rights Plan and are consistent with the terms of the latest generation of Canadian shareholder rights plans adopted by other Canadian issuers. In addition to certain conforming revisions, the Amended and Restated Rights Plan add provisions related to anti-money laundering legislation, privacy legislation and clarifies that nothing in the Amended and Restated Rights Plan will be construed to suggest or imply that the Board will not be entitled to recommend that holders of the Voting Shares reject or accept any take-over bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative take-over bids or other proposals to shareholders that the directors believe are necessary or appropriate in the exercise of their fiduciary duties.

The Amended and Restated Rights Plan is not being extended in response to, or in anticipation of, an acquisition or take-over bid of the Company. A copy of the Amended and Restated Rights Plan dated April 15, 2013 between the Company and Computershare Investor Services Inc. is attached as Appendix B.

The Amended and Restated Rights Plan encourages a potential acquirer who makes a take-over bid to proceed either by way of a “Permitted Bid” (described below), which generally requires a take-over bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Board. If a take-over bid fails to meet these minimum standards and the Amended and Restated Rights Plan is not waived by the Board, the Amended and Restated Rights Plan provides that holders of common shares of the Company, other than the acquirer, will be able to purchase additional common shares at a significant discount to market, thus exposing the person acquiring common shares to substantial dilution of its holdings.

In adopting the Amended and Restated Rights Plan, the Board considered the existing legislative framework governing take-over bids in Canada. The Board believes such legislation currently does not provide sufficient time to permit shareholders to consider a take-over bid and make a reasoned and unhurried decision with respect to a take-over bid or give the Board sufficient time to develop alternatives for maximizing shareholder value. Shareholders also may feel compelled to tender to a take-over bid even if the shareholder considers such bid to be inadequate out of a concern that failing to tender may result in a shareholder being left with illiquid or minority-discounted shares in the Company. This is particularly so in the case of a partial bid for less than all the common shares of the Company where the bidder wishes to obtain a control position but does not wish to acquire all of the common shares of the Company. Finally, while existing securities legislation has addressed many concerns related to unequal treatment of shareholders, there remains the possibility that control of a company may be acquired pursuant to private agreements in which a small group of shareholders disposes of shares at a premium to market price, which premium is not shared with the other shareholders.

It is not the intention of the Board in recommending the confirmation and ratification of the Amended and Restated Rights Plan to either secure the continuance of the directors or management of the Company or to preclude a take-over bid for control of the Company. The Amended and Restated Rights Plan provides that shareholders could tender to take-over bids as long as they meet the Permitted Bid criteria. Furthermore, even in the context of a take-over bid that does not meet the Permitted Bid criteria, the Board is always bound by their fiduciary duty to consider any take-over bid for the Company and consider whether or not it should waive the application of the Amended and Restated Rights Plan in respect of such bid. In discharging such responsibility, the Board will be obligated to act honestly and in good faith with a view to the best interests of the Company.

The Amended and Restated Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the CBCA, the Company’s governing corporate statute, to promote a change in the management or direction of the Company, and will have no effect on the rights of holders of the Company’s common shares to requisition a meeting of shareholders in accordance with the provisions of applicable legislation.

In recent years, unsolicited bids have been made for a number of Canadian public companies, many of which had shareholder rights plans. The Board believes this demonstrates that the existence of a shareholder rights plan does not prevent the making of an unsolicited bid. Further, in a number of these cases, a change of control ultimately occurred at a price in excess of the original bid price. There can be no assurance, however, that the Amended and Restated Rights Plan would serve to bring about a similar result.

The Amended and Restated Rights Plan is not expected to interfere with the day-to day operations of the Company. The continuation of the existing outstanding Rights and the issuance of additional Rights in the future will not in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, the Amended and Restated Rights Plan is initially not dilutive. However, if a “Flip-in Event” (described below) occurs and the Rights separate from the common shares as described below, holders of Rights not exercising their Rights after a Flip-in Event may suffer substantial dilution.

Summary of Amended and Restated Rights Plan

The following is a summary of the principal terms of the Amended and Restated Rights Plan which is qualified in its entirety by reference to the text of the Amended and Restated Rights Plan.

Term

Subject to the approval by shareholders at the Meeting, as set forth herein, the Amended and Restated Rights Plan and the Rights issued thereunder will expire on June 28, 2016, unless otherwise terminated in accordance with their terms.

Issue of Rights

One right (a “Right”) was issued and attached to each common share of the Company outstanding as of the record date of February 15, 2005, and one Right has attached and will attach to each common share subsequently issued.

Rights Exercise Privilege

The Rights will separate from the common shares and will be exercisable 10 business days (the “Separation Time”) after a person has acquired, or commences a take-over bid to acquire, 20% or more of the common shares of the Company, other than by an acquisition pursuant to a take-over bid permitted by the Amended and Restated Rights Plan (a “Permitted Bid”). The exercise price is Cdn$100 per common share, subject to anti-dilution adjustments. The acquisition by any person (an “Acquiring Person”) of 20% or more of the common shares of the Company, other than by way of a Permitted Bid, is referred to as a “Flip-in Event”. Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. Ten business days after the occurrence of the Flip-in Event, each Right (other than those held by the Acquiring Person) will permit the purchase of Cdn$200 worth of common shares for Cdn$100, subject to anti-dilution adjustments.

Certificates and Transferability

Prior to the Separation Time, the Rights are evidenced by a legend imprinted on certificates for the common shares and are not to be transferable separately from the common shares. From and after the Separation Time, the Rights will be evidenced by separate certificates that will be transferable and traded separately from the common shares.

Permitted Bid Requirements

The requirements for a Permitted Bid include the following:

(a)	the take-over bid must be made by way of a take-over bid circular;

(b)	the take-over bid must be made to all shareholders, other than the bidder;

(c)

the take-over bid must be outstanding for a minimum period of 60 days and common shares tendered pursuant to the take-over bid may not be taken up prior to the expiry of the 60 day period and only if at such time more than 50% of the common shares held by shareholders, other than the bidder, its affiliates and persons acting jointly or in concert and certain other persons (the “Independent Shareholders”), have been tendered to the take-over bid and not withdrawn;

(d)

if more than 50% of the common shares held by Independent Shareholders are tendered to the take-over bid within the 60 day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of common shares for an additional 10 days from the date of such public announcement;

(e)

the take-over bid must permit common shares to be deposited pursuant to the take-over bid, unless such take-over bid is withdrawn, at any time prior to the date common shares are first taken up and paid for; and

(f)	the take-over bid must provide that any common shares deposited pursuant to the takeover bid may be withdrawn until taken up and paid for.

The Amended and Restated Rights Plan also allows for a competing Permitted Bid (a “Competing Permitted Bid”) to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all the requirements of a Permitted Bid except that it may expire on the same date as the Permitted Bid, subject to the requirement that it be outstanding for a minimum period of 35 days.

Waiver

The Board may, prior to the occurrence of a Flip-in Event which has not been waived, waive the application of the Amended and Restated Rights Plan to a particular Flip-in Event (an “Exempt Acquisition”) where the take-over bid is made by a take-over bid circular to all the holders of common shares. Where the Board exercises the waiver power for one take-over bid, the waiver will also apply to any other take-over bid for the Company made by a take-over bid circular to all holders of common shares prior to the expiry of the take-over bid for which the Amended and Restated Rights Plan has been waived.

Redemption

Prior to the occurrence of a Flip-in Event which has not been waived, the Board, with the approval of a majority of the votes cast by Independent Shareholders (or the holders of Rights if the Separation Time has occurred) voting in person or by proxy at a meeting duly called for that purpose, may redeem the Rights at Cdn$0.00001 per Right. Rights will also be deemed to be redeemed by the Board without such approval if more than 50% of the outstanding common shares (other than those beneficially owned by the acquirer at the date of the bid) are acquired pursuant to a Permitted Bid, Competing Permitted Bid or Exempt Acquisition.

Amendment

The Board may amend the Amended and Restated Rights Plan with the approval of a majority of the votes cast by Independent Shareholders (or the holders of Rights if the Separation Time has occurred) voting in person or by proxy at a meeting duly called for that purpose. The Board may, without such approval, correct clerical or typographical errors and may make amendments to the Amended and Restated Rights Plan to maintain its validity due to changes in applicable laws, rules or regulatory requirements.

Board of Directors

The Amended and Restated Rights Plan will not detract from or lessen the duty of the Board to act honestly and in good faith with a view to the best interests of the Company. The Board, when a Permitted Bid is made, will continue to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate.

Exemptions for Fund Managers, etc.

Mutual fund and investment fund managers, trust companies (acting in their capacities as trustees and administrators), statutory bodies whose business includes the management of funds and administrators of registered pension plans acquiring greater than 20% of the common shares are exempted from triggering a Flip-in Event, provided that they are not making, or are not part of a group making, a take-over bid.

Proposed Resolution and Board’s Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following ordinary resolution (the “Rights Plan Resolution”) approving the Amended and Restated Rights Plan:

“BE IT RESOLVED THAT the Amended and Restated Rights Plan dated April 15, 2013 between the Company and Computershare Investor Services Inc., and the issuance of all Rights issued pursuant to such Plan, are hereby approved, confirmed and ratified; and any director or officer of the Company be and is hereby authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, documents and notices and to do all such other acts and things as in such person’s opinion may be necessary or desirable for the purpose of giving effect to this resolution.”

Under the Amended and Restated Rights Plan, the Rights Plan Resolution must be passed by:

(a)	a majority of the votes cast by all shareholders; and

(b)

a majority of the votes cast by all shareholders, other than any shareholder that, directly or indirectly, on its own or in concert with others holds or exercises control over more than 20% of the outstanding voting shares of the Company and any of such shareholder’s associates, affiliates and insiders.

The directors and officers of the Company are not aware of any shareholder that directly or indirectly, on its own or in concert with others holds or exercises control over more than 20% of the outstanding voting shares of the Company. In the event that shareholders do not approve the Amended and Restated Rights Plan, the shareholders of the Company will, as of June 30, 2013, cease to have the benefit of the Rights Plan.

The Board believes that the Amended and Restated Rights Plan is in the best interests of the Company and unanimously recommends to shareholders of the Company that they vote FOR the Rights Plan Resolution.

Unless the shareholder has specified in the enclosed form of proxy that the common shares represented by such proxy are to be voted against the Rights Plan Resolution, the persons named in the enclosed form of proxy intend to vote FOR the Rights Plan Resolution.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is a reporting issuer within the meaning of the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”). As required by Rule 14a-21(a) of the U.S. Exchange Act, the Company is seeking an advisory vote on the compensation of the Company’s named executive officers disclosed in the section of this Circular entitled “Part Three – Executive Compensation.” Shareholders are being asked to vote on the following advisory resolution:

“BE IT RESOLVED THAT, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the U.S. Exchange Act as set out in the section of this Circular entitled “Part Three – Executive Compensation”, including the compensation discussion and analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The Company is committed to responsible and effective compensation practices. The Company seeks to balance the need to compensate its employees fairly and competitively based on their performance, while assuring that their compensation reflects principles that reward long-term contributions to sustained profitability. The Company’s programs aim to: enhance shareholder value through responsible practices, facilitate competitiveness by attracting and retaining the best talent, promote meritocracy by recognizing employee contributions, and promote safety and stewardship through sound incentive compensation practices.

As this is an advisory vote, the results will not abrogate compensation decisions that have already been made. However, in considering the Company’s approach to compensation in the future, the Board will take into account the results of the vote.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

At the Meeting, shareholders will be asked to vote on an advisory resolution which will provide shareholders the opportunity to indicate whether they prefer an advisory vote on executive compensation once every one (1), two (2) or three (3) years.

The Company believes that a three year cycle will allow the Board and the Compensation Committee sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any changes to the Company’s executive compensation program.

This is an advisory vote only. The Board and the Compensation Committee may adopt the frequency of vote option (one (1), two (2) or three (3)) receiving the highest number of shareholder votes, but are not required to do so. Because this is an advisory vote and not binding on the Board, it may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by shareholders.

PART THREE - EXECUTIVE COMPENSATION

The following information has been prepared in compliance with Item 402 “Executive Compensation” of Reg S-K of the Securities Exchange Act of 1934. All currencies in this Part are in US dollars unless otherwise indicated.

     Compensation Committee Report

     The Compensation Committee is pleased to present the following Compensation Committee report: We have reviewed and discussed the Compensation Discussion and Analysis set forth in this Circular. Based upon review of the discussion herein, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Circular.

     Respectfully submitted, members of the Compensation Committee

     Timothy R. Lindsey (Chairman)
     Albert F. Appleton
     Larry Okada

     This compensation committee report is “furnished” to and not “filed” with the Securities and Exchange Commission.

     Compensation Discussion and Analysis.

     Compensation Philosophy and Policies. The Company’s executive compensation program is designed to attract and retain the best possible executive talent and to provide an economic framework to compensate executives and senior management to meet the Company’s business goals and objectives. Base compensation is comprised of salary and an annual stock option award. Incentive, or bonus compensation, is based upon overall corporate performance for the previous financial year and adjusted for specific individual performance. Incentive compensation is issued as either cash or stock, or a combination of both.

     Base Compensation. The key elements to executive base compensation is an annual base salary along with an annual stock option award. The level of overall base compensation is predicated on the position held, the executive officer’s experience, and the market for executive talent.

     Incentive Compensation. Executive officers and senior management of the Company are eligible to receive bonus compensation in the form of cash and/or stock. Bonus compensation is reviewed by the Compensation Committee at the end of each financial year and is based primarily on the following criteria for both the Company and individual’s overall performance:

Criteria	Relative
Importance

Safety Performance	40%
Production/Resource Management	20%
Cash Flow/Profitability	20%
Share Price/Market Performance	20%

     Typically, the principal executive officer of the Company makes recommendations to the Compensation Committee concerning individual annual base salary levels and incentive bonuses which are then reviewed and submitted to the full Board for approval. The Compensation Committee makes its own recommendation concerning the principal executive officer’s base salary, incentive bonus and other types of compensation. The Board has traditionally maintained base compensation at levels roughly in line with those of other companies within a peer group.

     The Compensation Committee and Board awarded cash bonuses during the year ended December 31, 2012, to the persons and in the amounts set forth in the executive compensation table that appears elsewhere in this Circular. These bonuses were given in recognition of company and individual performance during the 2012 financial year.

     Compensation of the Principal Executive Officer. Mr. Shanahan’s annual base salary is currently $330,000. During the year ended December 31, 2012, Mr. Shanahan was awarded 50,000 stock options with an exercise price of $4.18 per share. These stock options are immediately vested, expire on April 1, 2017 and had a Black–Scholes fair value of $90,345 at the time the stock options were issued. In addition, Mr. Shanahan received a bonus of $87,000 for 2012.

     Summary Compensation Table. The following table summarizes the compensation for the fiscal years ended December 31, 2012, 2011 and 2010, of the Company’s principal executive officer, principal financial officer and two other executive officers as of December 31, 2012.

				Option	All Other
Name and		Salary	Bonus(1)	Awards(2)	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)
John G. Shanahan(3) President and Chief Executive Officer	2012 2011 2010	322,500 300,000 285,000	87,000 60,500 -	90,345 134,540 47,550	- - 100,000(7)	499,845 495,040 432,550

Kenneth S. Eickerman(3) Chief Financial Officer	2012 2011 2010	139,500 135,000 128,560	12,000 27,500 -	36,138 67,270 15,850	- - 30,698(7)	187,638 229,770 175,108

				Option	All Other
Name and		Salary	Bonus(1)	Awards(2)	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)
Douglas Miller(3) Vice President of Operations	2012 2011 2010	153,331 140,000 140,000	41,500 29,000 -	45,173 67,270 25,360	- - 18,667(7)	240,004 236,270 184,027
Monique Hayes(3) Corporate Secretary	2012 2011 2010	86,625 82,500 73,834	22,000 16,500 -	36,138 67,270 15,850	- - -	144,763 166,270 89,684
Carson Rife (3)(4)(5) Vice President and Chief Operating Officer	2012 2011 2010	223,655 200,000 183,231	51,500 40,500 -	54,207 100,905 47,550	- (4) 1,398 52,064(4)(7)	329,362 342,803 282,845
Douglas Ward (6) Vice President of Corporate Development	2012 2011 2010	- - 181,834	- - -	- - 15,850	- - -	- - 197,684

__________________________
(1)	2010 bonuses relate to performance during that year, but were awarded in March 2011. 2011 bonuses relate to performance during that year, but were awarded in April 2012.
(2)

Options awards were valued using the Black-Scholes option pricing model. For a discussion of the assumptions used in valuing such option awards, see Note 11 to the Company’s consolidated financial statements for the year ended December 31, 2012. There were no forfeitures of option awards for the years shown.

(3)

Reflects salary compensation paid to each of the named individuals during the periods reported. See “Employment Agreements with Executive Officers” for information concerning the named individuals’ base salaries for the year ended December 31, 2012.

(4)	Amounts shown for Mr. Rife under “All other Compensation” include an automobile expense allowance of $1,398.
(5)	Mr. Rife resigned from the Company on April 30, 2012.
(6)	Mr. Ward resigned from the Company on November 30, 2010.
(7)	Amounts shown reflect the value of common shares received during the year.

     Grants of Plan-Based Awards. The following table sets forth information concerning equity incentive plan awards that were granted to the Company’s principal executive officer, principal financial officer and two other executive officers during the year ended December 31, 2012. None of the persons depicted in the table received stock awards or non-equity incentive plan awards during the year. None of such incentive plan awards are contingent on the achievement of performance goals.

Grants of Plan-Based Awards
		Estimated Future Payouts under			Other		Grant
		Equity Incentive Plan Awards			Option	Exercise	Date
		Threshold	Target	Maximum	Awards	Price	Value
Name	Grant Date	(#)	(#)	(#)	(#)	($)	($)
John G. Shanahan	4/2/2012	-	n/a	n/a	50,000	4.18	90,345
Kenneth S. Eickerman	4/2/2012	-	n/a	n/a	20,000	4.18	36,138
Monique Hayes	4/2/2012	-	n/a	n/a	20,000	4.18	36,138
Douglas Miller	4/2/2012	-	n/a	n/a	25,000	4.18	45,175

     Outstanding Equity Awards at Fiscal Year-End. The following table sets forth information concerning the outstanding equity awards at December 31, 2012 held by the Company’s principal executive officer, principal financial officer and two other executive officers:

Outstanding Equity Awards at Fiscal Year-End
	Equity Incentive Plan Awards:
	Number of Securities		Number of Securities
	Underlying		Underlying
	Unexercised Options		Unexercised	Average	Option
	Exercisable	Un-exercisable	Unearned Options	Exercise Price	Expiration
Name	(#)	(#)	(#)	($)	Dates
John G. Shanahan	175,000	0	0	2.84	2014-2017
Kenneth S. Eickerman	50,000	0	0	4.09	2015-2017
Monique Hayes	40,000	0	0	4.58	2016-2017
Douglas Miller	61,000	0	0	4.47	2015-2017

     Options Exercised in Last Fiscal Year. There were no stock options exercised by Company officers during the year ended December 31, 2012.

     Employment Agreements with Executive Officers. Each of the Company’s four executive officers has entered into an employment agreement with Revett Silver. Each agreement is for a term of three years and is renewable annually thereafter, and each provides for the payment of salary and medical and other fringe benefits, the award of stock options, and severance payments in the event the executive officer’s employment is terminated without cause, upon the occurrence of a change in control event, or other than for good reason. A “change in control” event occurs under the agreements when a person or entity beneficially acquires 25 percent or more of voting securities, or when, in a contested election of directors, the persons who were directors immediately prior to the election contest cease to constitute a majority of the Board. “Good reason” is defined in the agreement to include a material change in the executive officer’s duties and responsibilities, a reduction in his salary or medical and other fringe benefits or, following a change in control, the Company’s failure to enter into a replacement employment agreement with the executive officer that is reasonably satisfactory to him.

     The employment agreement with Mr. Shanahan is dated January 1, 2010 and provides for an annual base salary of $300,000, subject to periodic adjustments. If Mr. Shanahan’s employment is terminated without cause, he is entitled to eighteen months of salary and twelve months of benefits. If he is terminated following a change of control event or other than for good reason, he is entitled to 36 months of salary and twelve months of benefits. Mr. Shanahan may terminate the agreement unilaterally upon one month’s notice.

     The employment agreement with Mr. Eickerman is dated May 30, 2007, amended January 16, 2010, and provides for an annual base salary of $135,000, subject to periodic adjustment. If Mr. Eickerman’s employment is terminated without cause, he is entitled to eighteen months of salary and twelve months of benefits. If he is terminated following a change of control event or other than for good reason, he is entitled to 36 months of salary and twelve months of benefits. Mr. Eickerman may terminate the agreement unilaterally upon one month’s notice.

     The employment agreement with Mr. Miller is dated April 1, 2004, as amended September 1, 2009 and October 1, 2012. It provides for an annual base salary of $160,000, subject to periodic adjustment. If Mr. Miller’s employment is terminated without cause, he is entitled to eighteen months of salary and twelve months of benefits. If he is terminated following a change of control event or other than for good reason, he is entitled to 36 months of salary and twelve months of benefits. Mr. Miller may terminate the agreement unilaterally upon one month’s notice.

     The employment agreement with Ms. Hayes is dated December 1, 2010 and provides for an annual base salary of $82,500, subject to periodic adjustment. If Ms. Hayes’s employment is terminated without cause, she is entitled to eighteen months of salary and twelve months of benefits. If she is terminated following a change of control event or other than for good reason, she is entitled to 36 months of salary and twelve months of benefits. Ms. Hayes may terminate the agreement unilaterally upon one month’s notice.

     Compensation of Directors. The following table sets forth information concerning the compensation of the Company’s directors for the fiscal year ended December 31, 2012. Mr. Shanahan was also an executive officer of the Company during the year.

Director Compensation
			All Other
	Fees	Option Awards(1)	Compensation	Total
Name	($)	($)	($)	($)
John G. Shanahan	0	0	0	0
John B. McCombe	45,750	90,435	0	136,085
Albert F. Appleton	77,462	90,435	20,000(2)	187,897
Timothy R. Lindsey	193,087	90,435	125,000(3)	408,522
Larry M. Okada	83,587	90,435	0	174,022

____________________________
Notes:
(1)

Options awards were valued using the Black-Scholes option pricing model. For a discussion of the assumptions used in valuing such option awards, see Note 11 to the Company’s consolidated financial statements for the year ended December 31, 2012.

(2)	Includes cash award of $10,000 and common shares which had a value as of the date of issuance of $10,000.
(3)	Includes cash award of $50,000 and common shares which had a value as of the date of issuance of $75,000.

     Effective April 1, 2012, board compensation was modified as follows: (1) annual retainer for each director other than Mr. Shanahan of $25,000; (2) additional annual retainer for the Chairman of the Board of $150,000; (3) $15,000 for the chair of each of the Audit Committee and Environmental Committee, $10,000 for the chair of the Safety Committee and $7,500 for the chair of each of the Compensation Committee and Corporate Governance and Nominating Committee. In addition to the above, directors other than Mr. Shanahan are entitled to receive meeting attendance fees ($1,000 per in-person Board meeting, $750 per telephone Board meeting and $500 per committee meeting) and are entitled to be reimbursed for travel expenses incurred in connection with their attendance at Board and committee meetings.

     The amounts paid to the Chairman of the Board in 2012 were in recognition of the critical role that he has played since assuming the position of Chairman of the Board in community relations and government affairs. The fees to be paid to the Chairman of the Board in future will be reviewed if the Chairman ceases to fulfil such a role. The additional amount paid to Mr. Appleton in 2012 was in recognition of ongoing and additional work as a Board member.

     Stock Option Plans.

     The Company maintains an equity incentive plan (the “Plan”) that provides for the issuance of stock options, stock appreciation rights and shares of common stock in satisfaction of amounts owing for services. The Plan was adopted by the Company’s shareholders on June 19, 2007, was amended on June 16, 2009, and again on June 21, 2011 and is administered by the Compensation Committee and by the Board. The material provisions of the Plan and other relevant information are as follows:

  Directors, executive officers, employees and consultants to the Company including its subsidiaries are eligible to participate in the Plan.

  A maximum of 6,500,000 common shares (representing approximately 18% of the issued and outstanding common shares of the Company as of the date hereof), are available for issuance under the Plan.

  Options for the purchase of a total of 3,483,500 common shares (representing approximately 10% of the issued and outstanding common shares of the Company as of the date of hereof) have been granted and are outstanding under the Plan.

  The maximum number of common shares with respect to which grants may be made to any one individual under the Plan, together with any common shares reserved for issuance to such individual under any other stock option plan or arrangement, may not exceed 5% of the number of outstanding common shares of the Company. In addition, the maximum number of common shares with respect to which grants may be made to insiders under all share compensation arrangements at any time may not exceed 10% of the issued and outstanding common shares of the Company and the maximum number of common shares issued to insiders, within a one year period, under all share compensation arrangements may not exceed 10% of the issued and outstanding common shares of the Company.

  The purchase price or exercise price of a common share reserved for issuance pursuant to options granted under the Plan is determined by the Board, taking into account any applicable rules of the Toronto Stock Exchange. However, in no event can the price be less than the closing price of the common shares on the Toronto Stock Exchange on the trading date immediately preceding the date of grant.

  A stock appreciation right may be granted under the Plan at the time an option is granted, or any time during the term of an option, and upon exercise of a stock appreciation right, the related option is cancelled to the extent unexercised, and the holder is entitled to receive payment of an amount equal to the difference between the then current market price and the exercise price. Payment of the appreciated value of the common share may be solely in cash, in common shares, or a combination thereof, in the discretion of the Compensation Committee and the Board. Upon exercising an option, any related stock appreciation right is cancelled. No stock appreciation rights have been granted as of the date hereof.

  Options vest at such times as the Compensation Committee or the Board determine at the time of grant, provided that, subsequent to the time of grant, the Compensation Committee or the Board may in their discretion permit an optionee to exercise any or all unvested options.

  No option can have a term of more than ten years measured from the date of grant.

  Each option must specify the effect of termination of employment on the holder’s right to exercise the option. With respect to those options that have been granted as of the date hereof, the termination of an optionee’s employment for cause or his or her resignation for other than good reason terminates any unexercised options he or she may hold. If an optionee's employment is terminated for reasons other than for cause or because of death or disability, or if an optionee resigns for good reason, then the unexercised options generally may be exercised for a period of one year following termination, but in no event after the expiry date of the option, subject to the discretion of the Board to amend such provisions provided such amendment is not detrimental to the holder.

  Options granted pursuant to the Plan are non-assignable otherwise than by will or the laws of descent and distribution.

  On June 19, 2007, the shareholders of the Company approved an amendment to the Plan that clarified the nature of amendments that may be made to the Plan with and without obtaining shareholder approval.

The Board may at any time, subject to the provisions below, amend, suspend or terminate the Plan, or any portion thereof, or awards or grants made thereunder provided that no change in any award or grant previously made may be made which would impair the rights of the optionee or grantee thereunder without the consent of the affected optionee or grantee. Without limiting the generality of the foregoing, the Board may make the following types of amendments to the Plan or awards or grants made thereunder without shareholder approval:

(a)

amendments of a ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

(b)	amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange);

(c)	amendments respecting administration of the Plan;

(d)	any amendment to the vesting provisions of the Plan or any option;

(e)

any amendment to the early termination provisions of the Plan or any option, whether or not such option is held by an insider, provided such amendment does not entail an extension beyond the original expiry date;

(f)

any amendment to the termination provisions of the Plan or any option, other than an amendment extending the term of an option, provided any such amendment does not entail an extension of the expiry date of such option beyond its original expiry date;

(g)	the addition or modification of any form of financial assistance by the Company;

(h)

the addition or modification of a cashless exercise feature, payable in cash or common shares, whether or not there is a full deduction of the number of underlying common shares from the Plan reserve; and

(i)

any other amendments, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including without limitation, the rules, regulations and policies of the Toronto Stock Exchange).

Shareholder approval will be required for the following types of amendments to the Plan or awards or grants made thereunder:

(a)

increases to the number of common shares issuable under the Plan, including an increase to a fixed maximum number of common shares or a change from a fixed maximum number of common shares to a fixed maximum percentage;

(b)	any amendment which reduces the exercise price of an option or a cancellation and re- grant at a lower price less than three months after the related cancellation;

(c)	any amendment extending the term of an option beyond its original expiry date;

(d)	any amendment broadening any limits imposed on non-employee director participation under the Plan;

(e)	any amendment respecting transferability or assignability of awards or options under the Plan, other than for normal estate settlement purposes; and

(f)	amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange).

     Security Ownership of Certain Beneficial Owners. The following table sets forth as of April 23, 2013 the names and address of, and number of shares beneficially owned by persons other than the Company’s directors and executive officers who are known to the Company to own more than five percent (5%) of the Company’s outstanding common shares. At such date, 34,596,387 common shares were outstanding. An additional 4,591,938 common shares were issuable at such date pursuant to presently exercisable options and warrants.

		Amount and Nature of
		Beneficial
Name and		Ownership (all direct
Address of Owner	Class of Security	unless otherwise noted)	Percent of Class

Silver Wheaton Corp. 666 Burrard Street, Suite 3150 Vancouver, British Columbia V6C 2X8	Common Stock	5,285,979(1)	15.3%

Trafigura Beheer B.V. Van Heuven Goedhartlaan 937, 1187 LD Amsterlveen, P.O. Box 74135, 1070 BC Amsterdam, The Netherlands	Common stock	3,666,667	10.6%

Wexford Capital 411 West Putnam Ave., Suite 125 Greenwich, Connecticut 06830	Common stock	3,561,865	10.0%

________________________
Notes:
(1) Includes warrants exercisable into an additional 244,836 common shares of the Company.

     Security Ownership of Management. The following table sets forth as of April 23, 2013 the names of, and number of common shares of the Company beneficially owned by directors and executive officers, and the number of common shares owned by directors and officers as a group.

Amount and Nature of
Beneficial
Ownership (all direct
Name of Director or Officer	Class of Security	unless otherwise noted)	Percent of Class
John G. Shanahan	common stock	635,472(1)	less than 2%
Kenneth S. Eickerman	common stock	77,278(2)	less than 1%
Douglas Miller	common stock	97,666(3)	less than 1%
Monique Hayes	common stock	61,000(4)	less than 1%
Timothy R. Lindsey	common stock	823,566(5)	less than 3%
Albert F. Appleton	common stock	153,396(6)	less than 1%
Larry M. Okada	common stock	191,004(7)	less than 1%
John B. McCombe	common stock	151,004(8)	less than 1%
All directors and officers as a group (8 persons)	common stock	2,190,386(9)	less than 7%

________________________________
(1)	Consists of 420,472 common shares and presently exercisable options to purchase 215,000 common shares.

(2)	Consists of 7,278 common shares and presently exercisable options to purchase 70,000 common shares.

(3)	Consists of 6,666 common shares and presently exercisable options to purchase 91,000 common shares.

(4)	Consists of 1,000 common shares and presently exercisable options to purchase 60,000 common shares.

(5)	Consists of 608,566 common shares and presently exercisable options to purchase 215,000 common shares.

(6)	Consists of 23,396 common shares and presently exercisable options to purchase 130,000 common shares.

(7)	Consists of 1,004 common shares and exercisable options to purchase 190,000 common shares.

(8)	Consists of 1,004 common shares and presently exercisable options to purchase 150,000 common shares.

(9)	See notes (1) through (8), above.

     Changes in Control. The Company does not know of any arrangement, the operation of which may at a subsequent date result in a change in control of the Company.

Certain Relationships and Related Transactions, and Director Independence.

     Trafigura AG is the sole purchaser of the silver and copper concentrate we produce at Troy. It is also the beneficial owner of more than five percent of the outstanding common shares, and is therefore a related party. During the years ended December 31, 2012, 2011 and 2010, Trafigura AG paid the Company $59.2 million, $70.1 million and $47.0 million for concentrate. The Company believes the terms and conditions of these sales are neither more favorable nor less favorable to the Company than the terms and conditions the Company could have obtained from concentrate purchasers who are not also related parties. The contract between the Company and Trafigura was first negotiated at a time when the parties were not related.

     The Board was comprised of five directors during the year, four of whom were not also executive officers and are considered to be independent directors based on the definition of independence under National Instrument 58-101 and section 803A of the NYSE MKT Company Guide. The independent directors are Mr. Lindsey, Mr. Appleton, Mr. Okada and Mr. McCombe. Mr. Shanahan is the Company’s president and chief executive officer and is not considered to be independent.

     Equity Compensation Plan Information.

The following table sets forth certain information concerning options that have been granted pursuant to the Plan as of December 31, 2012.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a)) (c)
Equity compensation plans approved by securityholders	2,452,000	$3.86	2,623,539
Equity compensation plans not approved by security holders	-	-	-
Total	2,452,000	$3.86	2,623,539

PART FOUR - STATEMENT OF CORPORATE GOVERNANCE PRACTICES

     Regulation 14A under the United States Securities Exchange Act of 1934, as amended, and National Instrument 58-101 (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators requires the Company to annually disclose certain information regarding its corporate governance practices. Those practices are as follows:

     The Company’s corporate governance practices and policies are administered by its Board and by committees of the Board appointed to oversee specific aspects of the Company’s management and operations, pursuant to written charters and policies adopted by the Board and such committees.

     Independence of the Board. The Company has a Board comprised of five directors, four of whom are independent based on the definition of independence under NI 58-101 and section 803A of the NYSE MKT Company Guide. The independent directors are Timothy R. Lindsey, Larry Okada, Albert F. Appleton and John B. McCombe. The non-independent director is John G. Shanahan, who also serves as the Company’s president and chief executive officer. The independent directors meet outside the presence of management and Mr. Shanahan prior to or during most regularly scheduled meetings of the Board. During the year ended December 31, 2012, the Board met seven times and the independent members of the Board met separately three times.

     The following directors are also directors of other reporting issuers (or equivalent), as indicated:

Name	Issuer
Timothy R. Lindsey	Daybreak Oil and Gas, Inc. (DBRM.OB)
Larry Okada	Alto Ventures Ltd. (TSXV) Forum Uranium Corp. (TSXV) Rokmaster Resources Corp. (TSXV) Northisle Copper & Gold Inc. (TSXV)
John G. Shanahan	Mediterranean Resources Ltd. (TSX, Frankfurt) Condor Blanco Mines Ltd. (ASX, Frankfurt)

     Board Meetings. The Board is headed by a Chairman of the Board, a position that is currently held by Mr. Lindsey. The attendance record of each director for all Board meetings held since the beginning of the Company’s financial year ended December 31, 2012 is as follows:

Name	Number of Board Meetings Attended
Timothy R. Lindsey	7 out of 7
Larry Okada	6 out of 7
Albert F. Appleton	7 out of 7
John G. Shanahan	7 out of 7
John B. McCombe	6 out of 7

     The Board does not have a policy as to director attendance at the Company’s annual meetings. At the Company’s annual meeting held in 2012, two directors were present.

     Board Charter. The Board has adopted a Charter of the Board (the “Charter”), the text of which is set out in Appendix C. In the Charter, the role of the Board is to oversee, directly and through its committees, the business and affairs of the Company, which are conducted by its officers and employees under the direction of the chief executive officer. In so doing, the Board acts at all times with a view to the best interests of the Company.

     The Board discharges its responsibilities directly and through five standing committees, being the Compensation Committee, the Audit Committee, the Corporate Governance and Nominating Committee, the Environmental Committee and the Safety Committee. The Board has reviewed and approved the mandate, structure and composition of each of these committees.

     The Board has reviewed the Company’s Board leadership structure and concluded that it is appropriate, having regard to the fact that the Company has an independent Chairman. One of the functions of the Board is to assess the major risks facing the Company and to review and monitor the manner in which those risks are managed.

     Position Descriptions. The Board has adopted a position description for the chairman of the Board and the chair of each standing committee of the Board. The Chairman of the Board (Timothy R. Lindsey - independent) is responsible for chairing all meetings of directors in a manner that promotes meaningful discussion, providing leadership to the Board to enhance the Board’s effectiveness, managing the Board, acting as a liaison between the Board and the management of the Company to promote a culture in which relationships between the Board and management are conducted in a professional and constructive manner and, at the request of the Board, representing the Company to external groups such as shareholders and other stakeholders, including community groups and governments. The chair of the Audit Committee (Larry Okada - independent) is responsible for overseeing the Audit Committee’s discharge of its duties as specified in the Audit Committee’s charter. This is also true for the chair of the Compensation Committee (Timothy R. Lindsey - independent), the chair of the Environmental Committee (Albert F. Appleton - independent), the chair of the Safety Committee (John B. McCombe - independent) and the chair of the Corporate Governance and Nominating Committee (Larry Okada - independent).

     In addition to the written description for the Chairman of the Board and the written position descriptions for the chair of each committee, the Board has adopted a position description for the chief executive officer. Pursuant to this position statement, the chief executive officer’s primary role is to manage the Company in an effective, efficient and forward-looking way to fulfil the priorities, goals and objectives determined by the Board in the context of the Company’s strategic plans, budgets and responsibilities set out in the position description, all with a view to the best interests of the Company.

     Orientation of New Directors and Continuing Education. New directors are provided with a comprehensive orientation package on their election or appointment to the Board. From time to time, corporate officers and legal, financial and other experts are invited to attend Board meetings to describe matters in their areas of expertise. In addition, the directors visit each of the Company’s material properties upon their election or appointment to the Board and then periodically thereafter. Under the Board’s charter, the Company’s management team is responsible for providing an orientation and education program for new directors. Part of the mandate of the Corporate Governance and Nominating Committee is to confirm that procedures are in place to provide new directors with an appropriate orientation to both the Company and their responsibilities and duties as directors and to provide directors with appropriate continuing education opportunities.

     Ethical Business Conduct. The Company is committed to fostering and maintaining a culture of high ethical standards and compliance, and has adopted a code of business conduct and ethics for its directors, officers and employees. A copy of the code may be obtained from the Secretary of the Company. A copy of the code may also be obtained under the Company’s profile on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. The Company monitors compliance with the code by requiring each director, officer and employee to review and understand the code and acknowledge that they will comply with the code. The Company has also adopted other policies consisting of a disclosure and insider trading policy and a whistle blower policy.

     In accordance with the CBCA, directors who are a party to, or are a director or an officer of a person which is a party to, a material contract or material transaction or a proposed material contract or proposed material transaction are required to disclose the nature and extent of their interest and not to vote on any resolution to approve the contract or transaction. In addition, in certain cases, an independent committee of the Board may be formed to deliberate on such matters in the absence of the interested party.

Committees of the Board

Corp. Gov. &
	Audit	Compensation	Safety	Environmental	Nominating
Director	Committee	Committee	Committee	Committee	Committee
John G. Shanahan			X	X
Timothy R. Lindsey	X	Chair	X	X
Albert F. Appleton		X		Chair	X
Larry M. Okada	Chair	X			Chair
John B. McCombe	X		Chair		X
2012 Meetings	4	1	4	4	1

     Audit Committee.

     Composition and Responsibilities. The Audit Committee is comprised of three or more members of the Board who are independent and operates pursuant to a charter adopted by the Board. The charter generally authorizes the committee to assist the Board in overseeing the Company’s financial reporting, financial control, risk management and shareholder communications. The Committee is responsible for:

  recommending the independent auditors for appointment or re-appointment by shareholders and reviewing the appropriateness and reasonableness of the proposed audit fees;

  overseeing the work of the independent auditors, including the resolution of disagreements between management and the independent auditors concerning financial reporting;

  obtaining timely reports from the independent auditors describing, among other things, critical accounting policies and practices and alternative treatments of information that were discussed with management;

  reviewing and, if appropriate, recommending to the Board for approval the Company’s annual audited financial statements, quarterly interim unaudited financial statements, management discussion and analysis, earnings news releases and any other audited or unaudited financial information contained in public disclosure documents, prior to their filing or dissemination;

  reviewing and approving the Company’s hiring policies regarding current or former partners or employees of the Company’s current or former independent auditors;

  confirming that the independent auditors have submitted a formal statement relating to the objectivity and independence of the independent auditors;

  overseeing any related party transactions entered into by the Company; and

  performing such other activities as are consistent with the Audit Committee’s charter and governing law that the committee or the Board deem necessary or appropriate.

     In fulfilling its responsibilities, the Audit Committee is authorized to conduct any investigation appropriate to its responsibilities and, may request the attendance of the independent auditors, as well as any officer of the Company, or the Company’s outside counsel, at any meeting of the committee or to meet with any members or advisors to the committee. The committee has unrestricted access to the books and records of the Company, and is authorized to retain special legal, accounting or other consultants or experts to assist it. The committee is further empowered to review and assess the adequacy of its mandate annually and submit any proposed revisions to the Board for approval.

     The composition of the Audit Committee and its members are required to meet all applicable legal, regulatory and listing requirements, including applicable securities laws and regulations, the listing requirements of the Toronto Stock Exchange and NYSE MKT, and applicable provisions of the CBCA. Each member of the committee is required to be independent within the meaning of National Instrument 52-110 adopted by the Canadian securities administrators and to meet the independence requirements of Rule 10A-3 adopted under the Securities Exchange Act of 1934. In addition, each member of the committee is required to be financially literate within the meaning of National Instrument 52-110 and meet the financial literacy requirements of the NYSE MKT. At least one member must be an “audit committee financial expert” within the meaning of Regulation S-K.

     The Audit Committee meets no less often than quarterly. A minimum of two and at least 50% of the members of the committee present either in person or by telephone constitute a quorum for the conduct of committee business. Whenever a vacancy occurs, the remaining members may exercise all of their powers and responsibilities of the committee so long as a quorum of the committee members remains in office. Matters voted upon by the committee are decided by a majority of votes cast at the meeting. The committee may also take action in lieu of a meeting with the unanimous written consent of all the members. All decisions or recommendations of the committee require Board approval prior to being implemented. The committee is required to keep a written record of its meetings, which are also submitted to the Board.

     Current Members. The Audit Committee is presently comprised of Mr. Okada, Mr. Lindsey and Mr. McCombe, with Mr. Okada serving as chairman. During the year ended December 31, 2012, the committee met four times. Each committee member was present at each such meeting. A copy of the Company’s Audit Committee charter can be found on the Company’s website at www.revettminerals.com.

     Pre-approval Policy.

      The Audit Committee has adopted a policy regarding the provision of services by its independent auditors, currently KPMG LLP. This policy requires the pre-approval of the Audit Committee for all permitted audit, audit-related and non-audit services. It also specifies a number of services that may not be provided by the Company’s independent auditors, including all services prohibited by law from being provided by the independent auditors.

     Unless a service has received general pre-approval from the Audit Committee, it will require specific pre-approval by the Audit Committee. When specific pre-approval is required, the Audit Committee has delegated the authority to the Chair of the Audit Committee so long as the fees involved do not exceed $50,000.

     Audit Committee Report.

     The Company’s Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities. The Company’s Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE MKT.

     In the course of providing its oversight responsibilities regarding the 2012 financial statements, the Audit Committee reviewed the 2012 audited financial statements which appear in the Company’s Annual Report to shareholders on Form 10-K, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

     Since the commencement of the Company’s most recently completed fiscal year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an independent auditor. The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 6 of Part III “Responsibilities” of the Audit Committee Charter.

     The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

     The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report shareholders on Form 10-K for the year ended December 31, 2012. The Audit Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2013.

     Submitted by the members of the Audit Committee

     Larry Okada (Chairman)
     Timothy R. Lindsey
     John B. McCombe

     Compensation Committee.

     Composition and Responsibilities. The purpose of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to compensation. Specifically, the mandate specifies that the compensation committee is responsible for:

  overseeing the development and administration of competitive policies, including policies dealing with compensation and benefits, in order to attract and retain employees of the highest standards;

  reviewing the results of the evaluation of the performance of other senior officers by the chief executive officer and in consultation with the chief executive officer making recommendations to the Board concerning compensation arrangements for individual senior officers and directors;

  conducting and reporting to the Board regarding an annual performance review of the chief executive officer, including a review of the corporate goals and objectives relevant to the compensation of the chief executive officer, an evaluation of the performance of the chief executive officer in light of those goals and objectives and determination of the chief executive officer’s compensation based on this evaluation;

  reviewing and making recommendations to the Board regarding the Company’s equity incentive plans and reviewing appropriateness of the allocation of benefits under the plan;

  adopting and reviewing a comprehensive statement of senior officer compensation philosophy and administering the Company’s compensation program in accordance with it; and

  reviewing and staying abreast of the Company’s management succession program for senior officer positions.

     The Compensation Committee meets at least annually to consider and make recommendations to the Board. Typically, the chief executive officer of the Company makes recommendations to the committee concerning individual salary levels, incentive bonuses, and other forms of compensation for all of the senior officers other than himself, which are then reviewed and submitted to the full Board for approval. The Compensation Committee makes its own determination concerning the chief executive officer’s salary, bonus and other types of compensation. The Compensation Committee also reviews the adequacy and form of director compensation on an annual basis. In general the Compensation Committee strives to ensure the Company’s compensation is competitive with that of its peers, reflects the performance of the Company, and is aligned with the interest of the Company’s shareholders. In carrying out its mandate, the Compensation Committee is authorized to hire independent counsel and advisors as it determines to carry out its duties. The Compensation Committee also prepares an annual report regarding executive compensation.

     Current Members. The Compensation Committee is presently comprised of Mr. Lindsey, Mr. Appleton and Mr. Okada, with Mr. Lindsey serving as chairman. The committee met one time during the year ended December 31, 2012. Each committee member was present at each such meeting. A copy of the Company’s Compensation Committee charter can be found on the Company’s website at www.revettminerals.com.

     Compensation Committee Interlocks and Insider Participation. During the year ended December 31, 2012 (a) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Company’s Compensation Committee; (b) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Company’s Compensation Committee; and (c) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a director of the Company.

     For 2012, the Compensation Committee did not retain any outside consultants or advisors.

     Corporate Governance and Nominating Committee.

     Composition and Responsibilities. The Corporate Governance and Nominating Committee is comprised of three or more members of the Board. The primary functions of the committee are to assess the effectiveness of the Board as a whole, the committees of the Board and its individual members, periodically review and assess the Company’s governance practices, review and assess the qualifications of nominees to the Board, and orient new directors as to the Company and their responsibilities and duties as directors.

     In evaluating the performance of the Board, its committees and individual directors, the procedure to be followed for the year ending December 31, 2013 is that the Chairman of the Board will conduct private interviews with each director or have each director complete a questionnaire.

     The Corporate Governance and Nominating Committee is responsible for establishing the qualifications and skills necessary for members of the Board (as well as the skills and competencies the Board needs as a whole) and procedures for identifying possible nominees who meet the criteria. In discharging these responsibilities, the Corporate Governance and Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, the Corporate Governance and Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Corporate Governance and Nominating Committee would also consider whether the nominee is independent within the meaning of NI 58-101 and NI 52-110 and for NYSE MKT purposes, which determination is based upon applicable NYSE MKT listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. In fiscal 2012, neither the Corporate Governance and Nominating Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

     Shareholders who wish to nominate a director may do so by delivering a written notice to the Company by the time set out in the section entitled “Part Two – Business of the Meeting - Confirmation of By-Law Amendments”. No shareholder or shareholders holding 5% or more of the Company’s outstanding common shares, either individually or in aggregate, has recommended a nominee for election to the Board.

     Current Members. The Corporate Governance and Nominating Committee is presently comprised of Mr. Appleton, Mr. Okada and Mr. McCombe, with Mr. Okada serving as chairman. The committee met one time during the year ended December 31, 2012. Each committee member was present at each such meeting. A copy of the Company’s Corporate Governance and Nominating Committee charter can be found on the Company’s website at www.revettminerals.com.

     Environmental Committee.

     Composition and Responsibilities. The Environmental Committee is comprised of three directors, one of whom is designated by the Board to serve as Chair, and assists the Board in overseeing environmental stewardship.

     The Environmental Committee has been established to assist the Board in its oversight of environmental issues. The responsibilities of the Environmental Committee are to:

  Establish and recommend to the Board for approval, goals, policies and programs relative to environmental issues and any changes in or additions to such goals, policies and programs;

  Make inquiries of management concerning compliance with applicable laws, rules, regulations and standards of corporate conduct relative to environmental issues;

  Receive reports on the nature and extent of compliance or any non-compliance with environmental policies, programs and applicable legislation and establish plans to correct deficiencies, if any, and to report to the Board on the status of such matters;

  Review with management the following items as they relate to environmental matters: (i) the Company’s policies with respect to risk assessment and risk management; (ii) the Company’s major financial risk exposures; (iii) the steps management has taken to monitor and control such exposures; (iv) the effect of relevant regulatory initiatives and trends; and (v) all material claims, demands and legal proceedings against the Company;

  Review with management the Company’s record of performance on environmental matters, along with any proposed actions based on the record of performance; and

  Apprise the Audit Committee of significant changes in financial risk exposures or potential disclosure issues relating to environmental matters.

     Current Members. The Environmental Committee is presently comprised of Mr. Shanahan, Mr. Appleton and Mr. Lindsey, with Mr. Appleton serving as chairman. The committee met four times during the year ended December 31, 2012. Each committee member (other than Mr. Appleton who attended three meetings) was present at each such meeting.

     Safety Committee.

     Composition and Responsibilities. The Safety Committee is comprised of three directors, one of whom is designated by the Board to serve as Chair, and assists the Board in overseeing safety performance and goals. The Safety Committee has been established to assist the Board in its oversight of occupational safety issues. The responsibilities of the Safety Committee are to:

  Establish and recommend to the Board for approval, goals, policies and programs relative to safety issues and any changes in or additions to such goals, policies and programs;

  Make inquiries of management concerning compliance with applicable laws, rules, regulations and standards of corporate conduct relative to safety issues;

  Receive reports on the nature and extent of compliance or any non-compliance with safety policies, programs and applicable legislation and establish plans to correct deficiencies, if any, and to report to the Board on the status of such matters;

  Review with management the following items as they relate to safety matters: (i) the Company’s policies with respect to risk assessment and risk management; (ii) the Company’s major financial risk exposures; (iii) the steps management has taken to monitor and control such exposures; (iv) the effect of relevant regulatory initiatives and trends; and (v) all material claims, demands and legal proceedings against the Company;

  Review with management the Company’s record of performance on safety matters, along with any proposed actions based on the record of performance; and

  Apprise the Audit Committee of significant changes in financial risk exposures or potential disclosure issues relating to safety matters.

     Current Members. The Safety Committee is presently comprised of Mr. Shanahan, Mr. McCombe and Mr. Lindsey, with Mr. McCombe serving as chairman. The committee met four times during the year ended December 31, 2012. Each committee member was present at each such meeting.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, 11115 East Montgomery, Suite G Spokane Valley, WA 99206, Telephone number (509) 921-2294 and Facsimile number (509) 891-8901. The Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

PART FIVE - OTHER INFORMATION

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as disclosed in this Circular, management of the Company is not aware of a material interest, direct or indirect, of any director or executive officer of the Company, any other informed person of the Company, any proposed nominee for election as a director of the Company, or any associate or affiliate of any such person, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed in this Circular, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, no proposed nominee for election as a director, and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors and the advisory votes on executive compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is a director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Under Canadian National Instrument 55-102 for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2012.

ADDITIONAL INFORMATION

Additional information relating to the Company is available under the Company’s profile on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for the year ended December 31, 2012.

The Company will provide to any person, upon request to the Secretary of the Company at 11115 E. Montgomery Drive, Suite G, Spokane Valley, Washington, USA 99206, at any time, a copy of the Company’s most recently filed annual financial statements, together with related MD&A, and any interim financial statements of the Company that have been filed for any period after the end of the Company’s most recently completed financial year, together with the related MD&A, provided that the Company will require the payment of a reasonable charge if the request is made by a person who is not a security holder of the Company.

GENERAL

Management of the Company knows of no matters to come before the Meeting other than as set forth in the Notice. However, if other matters which are not known to management should properly come before the Meeting, the accompanying proxy will be voted on such matters in accordance with the best judgment of the persons voting the proxy.

The CBCA permits certain eligible shareholders of the Company to submit shareholder proposals to the Company for inclusion in a management information circular for an annual meeting of shareholders. For the Company’s next annual meeting, shareholder proposals must be received by January 29, 2014. Information contained in this Circular is given as at April 23, 2013 unless otherwise stated.

The Board has approved the contents of this Circular and its mailing to shareholders.

DATED April 29, 2013.

“John G. Shanahan”
John G. Shanahan
President and Chief Executive Officer

APPENDIX A
REVETT MINERALS INC.
(THE “COMPANY”)

ADVANCE NOTICE BY-LAW

20.1	ADVANCE NOTICE OF DIRECTOR NOMINATIONS

(a)	Subject to paragraph (b) below, nominations of persons for election as directors at a meeting of shareholders may be made only:

	(A)	by or at the direction of the Board;

	(B)	pursuant to a requisition of a meeting of shareholders or a proposal, in each case made in accordance with the Act; and

(C)

by a Nominating Shareholder who delivers a Nomination Notice to the Corporation within the Nomination Window by personal delivery to the Corporation’s registered office addressed to the Chief Executive Officer or by fax or email (at such fax number or email address as stipulated from time to time by the Corporation under its profile on SEDAR at www.sedar.com).

(b)

The Board may, prior to the meeting of shareholders, in its sole discretion, waive any requirement in this section 20.1. Unless waived by the Board, in no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new Nomination Window.

(c)	For the purposes this section 20.1, the following terms have the following meanings:

	(A)	“Local Time” means the local time at the Corporation’s registered office.

	(B)	“Meeting Announcement Date” in respect of a meeting of shareholders means, the date of the first public filing or announcement of the date of that meeting.

(C)

“Nomination Notice” means a written notice that sets forth (i) all information that would be required to be disclosed in a dissident proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws relating to a Nominating Shareholder (as if that Nominating Shareholder were a dissident soliciting proxies) and each person whom that Nominating Shareholder proposes to nominate for election as a director; (ii) the class and number of shares of the Corporation held, directly or indirectly, by or on behalf of that Nominating Shareholder; (iii) confirmation that the proposed nominees meet the qualifications of directors and residency requirements set out in the Act; and (iv) confirmation as to whether each proposed nominee is independent for the purposes of National Instrument 52-110.

(D)

“Nominating Shareholder” in respect of a meeting of shareholders means, a person who is a registered or beneficial holder of one or more shares of the Corporation carrying the right to vote on the election of directors at that meeting as of (i) the record date for that meeting and (ii) the date on which the Nomination Notice is delivered to the Corporation.

(E)	“Nomination Window” in respect of a meeting of shareholders means, the period of time:

(I)

in the case of an annual meeting, if that meeting is called for a date that is fewer than 50 days following the Meeting Announcement Date, starting at 9:00 a.m. (Local Time) on the Meeting Announcement Date and ending at 5:00 p.m. (Local Time) on the 10th day following the Meeting Announcement Date, and otherwise starting at 9:00 a.m. (Local Time) on the date that is 65 days prior to the date of that meeting and ending at 5:00 p.m. (Local Time) on the date that is 30 days prior to the date of that meeting; or

(II)

in the case of a special meeting (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), starting at 9:00 a.m. (Local Time) on the Meeting Announcement Date and ending at 5:00 p.m. (Local Time) on the 15th day following the Meeting Announcement Date.

APPENDIX B
REVETT MINERALS INC.
(the “Company”)

AMENDED AND RESTATED RIGHTS
AGREEMENT
dated April 15, 2013

AMENDED AND RESTATED RIGHTS AGREEMENT

APRIL 15, 2013

BETWEEN

REVETT MINERALS INC.

and

COMPUTERSHARE INVESTOR SERVICES INC.

as Rights Agent

-i-

AMENDED AND RESTATED RIGHTS AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made as of April 15, 2013

BETWEEN:

REVETT MINERALS INC., a corporation incorporated under the
laws of Canada

(the “Corporation”),

- and -

COMPUTERSHARE INVESTOR SERVICES INC., a
company incorporated under the laws of Canada, as rights agent

(the “Rights Agent”)

     WHEREAS the parties entered into a shareholder rights plan on February 15, 2005, which shareholder rights plan was amended and restated on March 23, 2007, and again on May 10, 2010 (the “Rights Plan ”);

     AND WHEREAS the board of directors of the Corporation, in the exercise of its fiduciary duties, has determined that it is advisable and in the best interests of the Corporation to further amend and restate the Rights Plan to, among other things, extend the expiry time of the Rights in order to: (a) ensure, to the extent possible that all holders of the Common Shares (as hereinafter defined) and the board of directors of the Corporation have adequate time to consider and evaluate any unsolicited bid for the Common Shares; (b) provide the board of directors of the Corporation with adequate time to identify, develop and negotiate value-enhancing alternatives, if considered appropriate, to any such unsolicited bid; (c) encourage the fair treatment of the Corporation’s securityholders in connection with any Take-over Bid (as hereinafter defined) made for the Common Shares; and (d) generally, assist the board of directors of the Corporation in enhancing shareholder value;

     AND WHEREAS in implementation of the Rights Plan, the board of directors of the Corporation (a) authorized and declared a distribution of one right (“Right”) in respect of each Common Share outstanding as of 5:30 p.m. (Toronto Time) on February 15, 2005 (the “Record Time”) to each holder of record of Common Shares at the Record Time, and (b) authorized the issuance of one Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time (each as defined in the Rights Plan);

     AND WHEREAS, each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS, the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

     NOW, THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Certain Definitions

In this Agreement, unless the context otherwise requires:

“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

	(i)	the Corporation or any Subsidiary of the Corporation, or

(ii)

an underwriter or member of a banking or selling group that acquires Voting Shares from the Corporation in connection with a distribution by the Corporation to the public of securities pursuant to a prospectus or by way of private placement, or

	(iii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares solely as a result of one or any combination of:

		(A)	a Voting Share Reduction;

		(B)	a Permitted Bid Acquisition;

		(C)	an Exempt Acquisition;

		(D)	a Pro-Rata Acquisition; or

		(E)	a Convertible Security Acquisition,

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Voting Shares constituting more than 1% of the Voting Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Voting Shares; or

(iv)

for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause (v) of the definition of Beneficial Owner. In this definition, “Disqualification Date” means the first date of public announcement (which includes, without limitation, the filing of a report pursuant to section 13(d) of the 1934 Exchange Act and/or a similar report pursuant to applicable Canadian securities laws) of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person; or

(v)

any Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the Voting Shares determined as at the Record Time, provided, however, that this exception shall not, and shall cease to, apply if, after the Record Time the Grandfathered Person: (A) ceases to own 20% or more of the outstanding Voting Shares; or (B) becomes the Beneficial Owner of more than 1% of the number of outstanding Voting Shares then outstanding in addition to those Voting Shares such Person already holds other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition, or a Convertible Security Acquisition or any combination thereof.

“Affiliate”, when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate shall be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

“Associate”, when used to indicate a relationship with a specified Person, means a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person and a relative of that person if that relative has the same residence as the specified Person.

A Person shall be deemed the “Beneficial Owner” and to have “Beneficial Ownership” of and to “Beneficially Own”:

(i)	any securities of which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)

any securities which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable immediately or within a period of 60 days, whether or not upon the condition or occurrence of any contingency or the making of one or more payments) upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights) or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than:

(A)	customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement; and

(B)	pledges of securities in the ordinary course of the pledgee’s business; and

(iii)	any securities that are Beneficially Owned within the meaning of Clauses (i)or (ii) of this definition by any other Person with which such Person is acting jointly or in concert,

provided that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security because:

(iv)	(A)

the holder of such security has agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in Clause (iii) of this definition pursuant to a Permitted Lock-up Agreement; or

(B)

such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(v)	such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security; provided that:

(A)

the ordinary business of such Person (the “Portfolio Manager”) includes the management or administration of investment funds or mutual funds for other Persons and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager’s duties for the account of any other Person (a “Client”) including non-discretionary accounts held on behalf of a Client by a broker or dealer or broker-dealer registered under applicable law;

(B)

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an “Estate Account”) or in relation to other accounts (each, an “Other Account”) and holds such security in the ordinary course of and for the purposes of the activities of such Estate Accounts or for such Other Accounts;

(C)

such Person (the “Crown Agent”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies and the Crown Agent holds such security in the ordinary course of and for the purposes of its activities as such; or

(D)

such Person (the “Plan Administrator”) is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or the United States of America or any province or state thereof (each, a “Plan”) or is a Plan and such security is Beneficially Owned or held by the Person in the ordinary course of and for the purposes of its activities as such;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Trust Company, the Crown Agent, the Plan Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, alone or by acting jointly or in concert with any other Person, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market in respect of securities of the Corporation;

(vi)

such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(vii)

such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(viii)	such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

100 × A
B

where:       A = the number of votes for the election of all directors generally attached to the Voting Shares Beneficially Owned by such Person at such time; and

B =	the number of votes for the election of all directors generally attaching to all Voting Shares actually outstanding.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person, but unissued Voting Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

“Board of Directors” means the board of directors for the time being of the Corporation. “Business Day” means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which Canadian chartered banks in Toronto, Ontario, (or after the Separation Time, the principal office of the Rights Agent in Toronto, Ontario) are generally authorized or obligated by law to close.

“Canadian-U.S. Exchange Rate” means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

“Certificate” means either a physical paper certificate or a Direct Registration System (DRS) form evidencing the ownership of Shares or Rights.

“Close of Business” on any given date means 5:00 p.m. (Toronto time, unless otherwise specified), on such date provided, however, that if such date is not a Business Day,

“Close of Business” on such date shall mean 5:00 p.m., (Toronto time, unless otherwise specified), on the next succeeding Business Day.

“Common Shares” means the common shares which the Corporation is authorized to issue, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time.

“Competing Permitted Bid” means a Take-over Bid that:

(i)	is made after a Permitted Bid or Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in Subclauses (ii)(A), (B) and (D) of that definition; and

(iii)	contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

(A)

no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business on a date that is not earlier than the later of 35 days after the date of such Take-over Bid and the earliest date on which Common Shares may be taken up or paid for under any Prior Bid in existence at the date of such Take-over Bid, and (y) then only if, at the time that such Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Common Shares may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the date that the Prior Bid described in Subclause (A) above expires; and

(C)

in the event that the requirement set forth in Subclause (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 days from the date of such public announcement;

provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“controlled”: a Person shall be deemed to be “controlled” by another Person or two or more Persons if:

(i)

in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons, and the votes carried by such securities are entitled, if exercised, to elect, appoint or designate a majority of the board of directors of such body corporate; or

(ii)	in the case of a Person that is not a body corporate, more than 50% of the voting equity interests of such entity are held, directly or indirectly, by or on behalf of the other Person or Persons,

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

“Convertible Securities” means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion, or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares.

“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

“Exempt Acquisition” means an acquisition of Voting Shares or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.1(b), (c) or (d), (ii) pursuant to a regular dividend reinvestment or other similar share purchase plan of the Corporation made available by it to all holders of Voting Shares of a class or series or Voting Shares where such plan permits the holder to direct that dividends paid in respect of such Voting Shares be applied to the purchase from the Corporation of further securities of the Corporation, (iii) pursuant to a distribution of Voting Shares, or Convertible Securities, made by the Corporation pursuant to a prospectus or a securities exchange take-over bid, or by way of a private placement or pursuant to an issuance of securities in connection with an acquisition, provided that such issuance of securities has received the approval of the Board of Directors and all applicable securities regulatory authorities and the Person acquiring such Voting Shares or Convertible Securities does not thereby acquire a greater percentage of Voting Shares or Convertible Securities than that Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition, or (iv) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval.

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $100.00.

“Expiration Time” means the earliest of (i) the Termination Time, (ii) the Close of Business on June 28, 2016, and (iii) the Close of Business on the date this Agreement becomes void pursuant to the provisions of Section 5.19.

“Fiduciary” means, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

“Flip-in Event” means a transaction or event that results in a Person becoming an Acquiring Person.

“Independent Shareholders” means all holders of Common Shares, other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Person referred to in Clauses (i), (ii) or (iii) above, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid.

“Market Price” per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i)

the closing board lot sale price on such date or, if such price is not available, the average of the closing bid and asked prices per security, as reported by the principal Canadian stock exchange on which such securities are listed or admitted to trading, or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii)

if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a Canadian stock exchange or other securities exchange, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)

if the securities are not listed or admitted to trading as contemplated in Clauses (i) or (ii) above, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the closing price per security cannot be determined in accordance with the foregoing, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with an internationally recognized investment banking firm as to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

“Offer to Acquire” includes:

(i)	an offer to purchase, or a solicitation of an offer to sell, Common Shares or Convertible Securities; and

(ii)	an acceptance of an offer to sell Common Shares or Convertible Securities, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

“Offeror” means a Person who is making or has announced a current intention to make a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an ordinary market transaction (including a prearranged trade in the ordinary course of business) contemplated in paragraph (v) of the definition of Beneficial Owner) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired.

“Permitted Bid” means a Take-over Bid which is made by means of a take-over bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii)	the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

(A)

no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business (Toronto time) on a date which is not earlier than 60 days following the date the take-over bid circular is sent to shareholders of the Corporation and (y) then only if, at the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Common Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the date Common Shares are first taken up or paid for under the Take-over Bid;

	(C)	any Common Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D)

in the event that the requirement set forth in Subclause (ii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Common Shares for not less than 10 days from the date of such public announcement;

provided that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisitions of Common Shares made pursuant to such Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“Permitted Bid Acquisition” means an acquisition of Voting Shares made pursuant to a Permitted Bid or Competing Permitted Bid.

“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders of Voting Shares (each, a “Locked-up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date of the Lock-up Bid (as defined below) or, if the Lockup Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement and if such date is not a Business Day, the next Business Day) pursuant to which each such Locked-up Person agrees to deposit or tender Voting Shares to a Take-over Bid (the “Lock-up Bid”) made or to be made by the Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person, provided that:

(i)

the agreement permits any Locked-up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares from the Lock-up Bid in order to tender or deposit the Voting Shares to another Take-over Bid or support another transaction:

	(A)	where the price or value per Common Share offered under such other Take-over Bid or transaction is higher than the price or value per Common Share offered under the Lock-up Bid; or

	(B)	if:

(x)

the price or value per Common Share offered under the other Take-over Bid or transaction exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value per Common Share offered under the Lock-up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Common Share offered under the Lock-up Bid; or

(y)

the number of Voting Shares to be purchased under the other Take over Bid or transaction exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares offered to be purchased under the Lockup Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

	(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

(B)

50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid or withdraws Voting Shares in order to accept the other Take-over Bid or support another transaction.

“Person” includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

“Pro-Rata Acquisition” means the acquisition of Voting Shares or Convertible Securities (i) as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Voting Shares or Convertible Securities on the same pro-rata basis as all other holders of Voting Shares of the same class or series, or (ii) pursuant to the receipt and/or exercise of rights issued by the Corporation on a pro-rata basis to all holders of a class or series of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities provided that such rights are acquired directly from the Corporation and not from any other Person.

“Record Time” has the meaning ascribed to that term in the second recital hereto.

“Redemption Price” has the meaning ascribed to that term in Subsection 5.1(a) .

“Regular Periodic Cash Dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i)	200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii)	300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

“Rights” has the meaning ascribed to that term in the second recital hereto.

“Rights Agent” means Computershare Investor Services Inc., a company incorporated under the laws of Canada, and any successor Rights Agent appointed pursuant to the provisions hereof.

“Rights Certificate” has the meaning ascribed to that term in Subsection 2.2(c)(i) .

“Rights Register ” and “Rights Registrar” shall have the respective meanings ascribed thereto in Subsection 2.6(a) .

“Securities Act (Ontario)” means the Securities Act (Ontario), R.S.O. 1990, c. S. 5, as amended, and the regulations and rules thereunder, and any comparable or successor laws, regulation and rules.

“Separation Time ” means the Close of Business (Toronto time) on the tenth Business Day after the earliest of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such,

or such later date as may be determined by the Board of Directors in good faith, provided that (A) if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall (subject to any determination of the Board of Directors as aforesaid) be the Record Time, (B) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time without securities deposited thereunder being taken up and paid for, then such Take-over Bid shall be deemed, for purposes of this definition never to have been made, and (C) if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-In Event, then the Separation Time in respect of such Flip-In Event shall be deemed never to have occurred.

“Shares” means the shares in the capital of the Corporation.

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to section 13(d) of the 1934 Exchange Act and/or a similar report pursuant to applicable Canadian securities laws) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

“Subsidiary”:

A body corporate is a Subsidiary of another body corporate if:

(i)

it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

(ii)	it is a Subsidiary of a body corporate that is that other’s Subsidiary.

“Take-over Bid ” means an Offer to Acquire Common Shares or Convertible Securities, where the Common Shares subject to the Offer to Acquire, together with the Common Shares, if any, into which the securities subject to the Offer to Acquire are convertible and the Voting Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Voting Shares.

“Termination Time ” means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1.

“Trading Day”, when used with respect to any securities, means a day on which the principal securities exchange in Canada on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange in Canada, a Business Day.

“U.S.-Canadian Exchange Rate” means, on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)

in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

“Voting Share Reduction” means an acquisition, redemption or cancellation by the Corporation of Voting Shares which by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding.

“Voting Shares” means, collectively, the Common Shares and any other Shares entitled to vote generally for the election of directors of the Corporation.

1.2	Holder

     As used in this Agreement, unless the context otherwise requires, the term “holder” when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Common Shares.

1.3	Acting Jointly or in Concert

     For purposes of this Agreement, it is a question of fact whether a Person is acting jointly or in concert with another Person but a Person shall be deemed to be acting jointly or in concert with every other Person who (i) is an Associate or Affiliate of such first mentioned Person; or (ii) who is a party to any agreement, commitment or understanding, whether formal or informal, with the first mentioned Person or any Associate or Affiliate thereof, for the purpose of acquiring or offering to acquire Voting Shares (other than (A) customary agreements between underwriters and banking or selling group members with respect to a distribution of securities by way of prospectus or private placement, or (B) pursuant to a pledge of securities in the ordinary course of business).

1.4	Application of Statutes, Regulations and Rules

     Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefore, to the same as it is in effect on the date of this Agreement.

     Notwithstanding any of the provisions of this Agreement, the Corporation shall not, and shall not be obligated to, issue any securities pursuant to the exercise of a Right if such issuance would, at the date of issue, breach or contravene any laws then in force.

1.5	Currency

     All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.6	Headings and References

     The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections, Subsections, Clauses, Subclauses and Exhibits are to articles, sections, subsections, clauses and subclauses of and exhibits to, and forming part of, this Agreement. The words “hereto”, “herein”, “hereof”, “hereunder”, “this Agreement”, “the Rights Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.7	Singular, Plural, etc.

     In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.8	Generally Accepted Accounting Principles

     Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be U.S. GAAP (as such term is defined in National Instrument 52-107 – Acceptable Accounting Principles and Auditing Standards) or such other accounting standards applicable at securities law to the Corporation at the relevant time, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2

THE RIGHTS

2.1	Legend on Common Share Certificates

     Certificates for Common Shares issued after the Record Time but prior to the Separation Time shall evidence one Right for each Common Share represented thereby and shall, from and after the date hereof, have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

“Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, amended and restated as of April 15, 2013, and as may be amended and restated from time to time (the “Rights Agreement”), between Revett Minerals Inc. (the “Corporation”) and Computershare Investor Services Inc., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are "Beneficially Owned" by a "Person" who is or becomes an "Acquiring Person" or any Person acting jointly or in concert with an Acquiring Person or with an "Affiliate" or "Associate" of an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor."

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2	Initial Exercise Price: Exercise of Rights: Detachment of Rights

     (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right), one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

     (b) Until the Separation Time:

(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)

for administrative purposes, each Right shall be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Common Share.

     (c) After the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of Common Shares. Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of Subsection 3.1(b) and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder’s address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i)

a certificate (a “Rights Certificate”) in substantially the form of Exhibit “A” hereto appropriately completed and registered in such holder’s name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii)	a disclosure statement describing the Rights.

     (d) Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in the City of Toronto, Ontario or at any other office of the Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

(i)

the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)

payment by certified cheque or money order payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

     (e) Upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to Subsection 3.1(b) and payment as set forth in Subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

(i)

requisition from a transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)

after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest; and

(iv)	tender to the Corporation all payments received on exercise of the Rights.

     (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of Subsection 5.5(a)) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

     (g) The Corporation covenants and agrees to:

(i)

take all such action as may be necessary on its part and within its powers to ensure that all Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable;

(ii)

take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Canada Business Corporations Act, the Securities Act (Ontario), the securities laws or comparable legislation of each of the provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

(iii)

use its reasonable efforts to cause all Common Shares of the Corporation issued upon exercise of Rights to be listed upon the Toronto Stock Exchange or such other stock exchange on which the Common Shares are listed at that time;

(iv)

pay when due and payable any and all Canadian federal, provincial transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(v)

if necessary, cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(vi)

after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price, Number of Rights

     Subject to Section 5.21, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on Common Shares payable in Common Shares (or other Shares of capital or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares of capital) otherwise than pursuant to any optional share dividend program;

	(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

	(iii)	consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)

issue any Common Shares (or other shares of capital or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares of capital) in respect of, in lieu of, or in exchange for, existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and Subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Subsection 3.1(a) . If the Exercise Price and number of Rights are to be adjusted:

(x)

the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other Shares of capital) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

(y)

each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share or security exchangeable for or convertible into a whole Share of capital) shall have exactly one Right associated with it.

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of this Subsection 2.3(a), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

(b)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right) per share) that is less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of shares of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a form other than cash, the value of such non-cash consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the Common Shares.

(c)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in Subsection 2.3(a) or (b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall, subject to adjustment as provided in the penultimate sentence of Subsection 2.3(b), equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right.

(d)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

(x)	the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to Subsection 2.3(a) above; and

(y)	the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsections 2.3(b) or (c) above.

(e)

Subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with the provisions of Subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any Shares of capital (other than Common Shares), or rights or warrants to subscribe for or purchase any such Shares, or securities convertible into or exchangeable for any such Shares, in a transaction referred to in Clause (a)(i) or (iv) above and if the Board of Directors determines that the adjustments contemplated by Subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such Clauses, such adjustments (rather than the adjustments contemplated by Subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

(f)

Anything herein to the contrary notwithstanding, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one ten-thousandth of a Common Share or Right, as the case may be.

(g)

All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)

Unless the Corporation shall have exercised its election as provided in Subsection 2.3(i), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten- thousandth) obtained by:

	(i)	multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

	(ii)	dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)

The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)

Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(k)

If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing Subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(l)

In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

(m)

Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their judgment, the Board of Directors determines advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

(n)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

	(i)	prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

	(ii)	file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

	(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise is Effective

     Each Person in whose name any certificate for Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

     (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chairman, President and Chief Executive Officer, its Chief Financial Officer, a Vice-President or its Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

     (b) Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

     (c) Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) . No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

     (d) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

     (a) The Corporation shall cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

     After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

     (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

     (c) Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the ease may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

     (d) The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

     (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

     (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

     (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners

     Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the associated Shares).

2.9	Delivery and Cancellation of Certificates

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

     Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Share;

(b)	after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

(c)

prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(d)	such holder has waived all rights to receive any fractional Right or fractional Share upon exercise of a Right;

(e)	such holder is otherwise bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

(f)

this Agreement may be supplemented or amended from time to time pursuant to Subsection 5.4(a) or the last sentence of the penultimate paragraph of Subsection 2.3(a) upon the sole authority of the Board of Directors without the approval of any holder of Rights; and

(g)

notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

     (a) Subject to the provisions of Section 2.2 and Subsections 5.1(b), (c) and (d) and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

     (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

(ii)

a direct or indirect transferee of, or other successor in title to, such Rights (a “Transferee”), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this Subsection 3.1(b) applicable in the circumstances contemplated in Clause (i) hereof;

shall thereupon become and be void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1(b) and such rights shall be null and void.

     (c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either of Clauses (i) or (ii) of Subsection 3.1(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in Subsection 3.1(b) of the Rights Agreement."

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them.

ARTICLE 4

THE RIGHTS AGENT

4.1	General

     (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a “Co-Rights Agent”) as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim, action, damage, suit or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent.

     (b) The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     (c) In the event any disagreement arises regarding the terms of this Agreement, the Rights Agent shall be entitled, at its option, to refuse to comply with any and all demands whatsoever relating to the subject matter of the dispute until the dispute is settled either by written agreement between the parties hereto or by a court of competent jurisdiction.

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger or Amalgamation or Change of Name of Rights Agent

     (a) Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated with or into, or any body corporate succeeding to the securityholder services business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4.

     In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any or the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in ifs changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer, the Chief Financial Officer or any Vice-President and by the Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent shall be liable hereunder only for its own negligence, bad faith or wilful misconduct.

(d)

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)

The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights or as to whether any Shares shall, when issued, he duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

(f)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman, the President and Chief Executive Officer, the Chief Financial Officer, any Vice-President or the Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

(h)

The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

     The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by registered or certified mail, and mailed or delivered to the holders of the Rights in accordance with Section 5.9. The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the Shares by first class mail, and mailed to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply, at the Corporation’s expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a body corporate incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent upon receipt of all fees and expenses outstanding to the predecessor Rights Agent by the Corporation shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

4.5	Compliance with Anti-Money Laundering Legislation

     The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that, if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

ARTICLE 5

MISCELLANEOUS

5.1	Redemption and Waiver

     The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors acting in good faith under this Section 5.1:

(a)

With the prior consent of the holders of Common Shares or Rights obtained in accordance with Subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

With the prior consent of the holders of Common Shares obtained in accordance with Subsection 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Take over Bid made by means of a take-over bid circular to all holders of record of Common Shares and otherwise than in the circumstances set forth in Subsection 5.1(d), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(c)

Prior to the occurrence of a Flip-in Event, as to which the application of Section 3.1 has not been waived pursuant to this paragraph, upon written notice to the Rights Agent, the Board of Directors may waive the application of Section 3.1 to such Flip-in Event but only if such Flip-in Event occurs as a result of a Take over Bid made by means of a take-over bid circular sent to all holders of record of Common Shares, provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of record of Common Shares (i) prior to the granting of such a waiver, or (ii) thereafter and prior to the expiry of any Take over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(c).

(d)	The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

(i)

the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii)

such Acquiring Person has reduced its Beneficial Ownership of Common Shares or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into, such that at the time of the waiver pursuant to this Subsection 5.1(d), it is no longer an Acquiring Person.

(e)

If a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under Subsection 5.1(c), more than 50% of the outstanding Common Shares other than Common Shares Beneficially Owned at the date of such Permitted Bid, Competing Permitted Bid or Exempt Acquisition by such Person, the Board of Directors of the Corporation shall, notwithstanding the provisions of Subsection 5.1(a), immediately upon such acquisition and without further formality be deemed to have elected to redeem the Rights at the Redemption Price.

(f)

If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where Subsection 5.1(a) is applicable, the requisite consent is given by the holders of Common Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) no further Rights shall thereafter be issued.

(g)

Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if Subsection 5.1(a), is applicable, within 10 Business Days after the requisite consent being given by the holders of Common Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation’s transfer agent. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

(h)

Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(i)	The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

(j)

Upon the Rights being redeemed pursuant to Subsection Section 5.1(h), all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed to not have occurred.

5.2	Expiration

     No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1.

5.3	Issuance of New Rights Certificates

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

     (a) The Corporation may make, without the approval of the holders of Rights or Common Shares, any amendments to this Agreement (i) specifically contemplated in Subsection 2.10(f) or any other provision hereof, (ii) to correct any clerical or typographical error, or (iii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules or regulatory requirements. The Corporation may, prior to the date of any shareholders meeting referred to in Section 5.19, supplement, amend, vary or delete any of the provisions of this Agreement without the approval of any holder of Rights or Common Shares where the Board of Directors deems such action necessary or desirable, if such action would not materially adversely affect the interests of the holders of the Rights generally.

     (b) Subject to Subsection 5.4(a), the Corporation, with the prior consent of the holders of Common Shares obtained as set forth below, at any time before the Separation Time, may redeem Rights pursuant to Subsection 5.1(a), waive a Flip-in Event pursuant to Subsection 5.1(b) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Common Shares at a special meeting called and held in compliance with applicable laws, rules and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all Independent Shareholders represented in person or by proxy at the special meeting.

     (c) The Corporation, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, may redeem Rights pursuant to Subsection 5.1(a) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws, rules and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Common Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to Subsection 3.1(b)), represented in person or by proxy at the special meeting.

     (d) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i)

if made before the Separation Time, be submitted to the holders of Common Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

(ii)	if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of Subsection 5.4(c).

     (e) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, rescission or variation to this Agreement as referred to in this Section 5.4 within five days or effecting such amendment, rescission or variation.

     (f) Notwithstanding anything in this Section 5.4 to the contrary, no supplement, amendment, variation, deletion or rescission shall be made in respect of the provisions of Article 4 except with the written concurrence of the Rights Agent thereto.

     Any such amendment shall, unless the Board of Directors otherwise stipulates, be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within a period of 90 days of the making of any such agreement, at the end of such period, and no subsequent resolution of Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

5.5	Fractional Rights and Fractional Common Shares

     (a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay to the registered holders of the Right Certificates, at the time such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Subsection 2.2(e) .

     (b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Subsection 2.2(e) .

5.6	Rights of Action

     Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Holder of Rights Not Deemed a Shareholder

     No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8	Notice of Proposed Actions

     If after the Separation Time and prior to the Expiration Time:

(i)	there shall occur an adjustment in the Rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

(ii)	the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within 10 Business Days after the occurrence of a change to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.

5.9	Notices

     Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if:

(i)	delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or

(ii)	except during any general interruption of postal services due to strike, lockout or other cause, sent by first-class mail; or

(iii)	sent by telegraph, facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing as aforesaid;

if to the Corporation, addressed to it at:

Revett Minerals Inc.
11115 E. Montgomery Drive
Suite G
Spokane Valley, Washington
U.S.A. 99206

Attention: President and Chief Executive Officer
Fax No.: (509) 891-8901

and if to the Rights Agent, addressed to it at:

Computershare Investor Services Inc.
100 University Avenue
8th Floor, South Tower
Toronto, Ontario
M5J 2Y1

Attention: General Manager, Client Services
Fax No.: (416) 981-9800

Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the Common Shares.

Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10	Costs of Enforcement

     The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement.

5.11	Successors

     All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

5.12	Benefits of this Agreement

     Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13	Governing Law

     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14	Counterparts

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15	Severability

     If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16	Determinations and Actions by the Board of Directors

     All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done, made or approved by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.17	Fiduciary Duties of the Directors

     Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to shareholders that the directors believe are necessary or appropriate in the exercise of their fiduciary duties.

5.18	Privacy Legislation

     The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

5.19	Effective Date

     The Rights Plan will remain in effect and terminate in accordance with its terms. This Agreement is effective upon receipt of shareholder approval at a meeting of shareholders of the Corporation to be held not later than June 30, 2013 as follows: (a) approval by ordinary resolution passed by a majority of the votes cast by the holders of Voting Shares, and (b) approval by ordinary resolution passed by a majority of the votes cast by the holders of Voting Shares, without giving effect to any votes cast by any shareholders that, directly or indirectly, on its own or in concert with others holds or exercises control over more than 20% of the outstanding Voting Shares and the associates, affiliates and insiders of any such shareholder. In the event that such shareholder approval is not obtained, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void on the first to occur of: (i) the termination of such meeting; and (ii) the Close of Business (Toronto time) on June 30, 2013. Following the date on which this Agreement becomes effective, this Agreement may thereafter become of no further force or effect and all Rights issued hereunder void in the event that a resolution to terminate this Agreement is passed at a meeting of shareholders of the Corporation, the passage of which is sufficient under any laws then in force to have the effect of prohibiting the Corporation from being able to distribute any securities pursuant to the exercise of Rights.

5.20	Approval of Holders of Rights

     If, after the Separation Time, the approval of holders of Rights is required in respect of a supplement or amendment to this Agreement made pursuant to Section 5.4, the Board of Directors shall, within 31 days after the implementation of any such supplement or amendment, call a special meeting of the holders of Rights to consider, and if thought fit, to pass a resolution approving the supplement or amendment, and such supplement or amendment shall be deemed to have been approved if such resolution receives the affirmative vote of a majority of the votes cast by holders of Rights represented at the meeting in person or by proxy excluding any Rights which are then void pursuant to the provisions of Subsection 3.1(b) . In respect of any such meeting required to be held:

(i)

the Board of Directors shall fix a date for the meeting, which date shall be as soon as practicable after the implementation of any supplement or amendment requiring approval, but not more than 110 days thereafter;

(ii)

the Board of Directors of the Corporation shall fix a record date for determining the holders of Rights entitled to receive notice of such meeting in a manner analogous to the procedures set out in National Instrument 54-101 of the Canadian Securities Administrators (as such policy may be amended or replaced from time to time, and as required in order to conform to the requirements of any applicable securities legislation or policy) and the rules of any stock exchange on which the Common Shares are then listed, and the articles and by-laws of the Corporation; and

(iii)

each Right shall be entitled to one vote at such meeting and, in all other respects, the rules applicable to meetings of shareholders set forth in the articles and by laws of the Corporation shall apply in respect of such meeting of holders of Rights, mutatis mutandis.

5.21	Declaration as to Non-Canadian and Non-United States Holders

     If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes

5.22	Regulatory Approvals

     Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction including the Toronto Stock Exchange while any securities of the Corporation are listed and posted for trading thereon and for a period of 6 months thereafter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

REVETT MINERALS INC.

Per:	(signed) John Shanahan
Name: John Shanahan
Title: President and CEO

Per:	(signed) Ken Eickerman
Name: Ken Eickerman
Title: CFO

COMPUTERSHARE INVESTOR
SERVICES INC.

Per:	(signed) Bryce Docherty
Name: Bryce Docherty
Title: Professional, Client Services

Per:	(signed) Roxanne Parsaud
Name: Roxanne Parsaud
Title: Professional, Client Services

EXHIBIT “A”

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that ______________ , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entities the registered holder thereof, subject to the terms, provisions and conditions of an Amended and Restated Rights Agreement dated as of April 15, 2013 (the “Rights Agreement”), as may be amended and restated from time to time between Revett Minerals Inc., a corporation incorporated under the laws of Canada (the “Corporation”), and Computershare Investor Services Inc., a company incorporated under the laws of Canada, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share in the capital of the Corporation (a “Common Share”) (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent in the City of Toronto, Canada. The Exercise Price shall initially be $100.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation.

Date:

REVETT MINERALS INC.

Per:
Name:
Title:

Per:
Name:
Title:

Countersigned:

COMPUTERSHARE INVESTOR
SERVICES INC.

By:
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED _________________________________________________________________________
hereby sells, assigns and transfers

unto ________________________________________________________________________________________

____________________________________________________________________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the within Rights Certificate on the books of the Corporation, with full power of substitution.

Dated:

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.) Signature must be guaranteed by an – “Eligible Institution” i.e., a Canadian Schedule 1 chartered bank, or a financial institution that is a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, Investment Industry Regulatory Organization of Canada (IIROC), members of the National Association of Securities Dealers, or banks and trust companies in the United States.

(To be completed if true)

CERTIFICATION

     The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

     In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
exercise the Rights Certificate.)

TO:	REVETT MINERALS INC. AND COMPUTERSHARE INVESTOR SERVICES INC.

The undersigned hereby irrevocably elects to exercise _______________ whole Rights represented by the attached Rights Certificate to purchase the Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued in the name of:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:
Dated:

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.) (Signature must be guaranteed by a Canadian chartered bank or trust company, a member firm of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada or a member of the Securities Transfer Agents Medallion Program (STAMP)).

(To be completed if true)

CERTIFICATION

     The undersigned hereby represents, for the benefit of sill holders of Rights and Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

     In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void.

APPENDIX C
REVETT MINERALS INC.
(the “Company”)

CHARTER OF THE BOARD OF DIRECTORS

April 2013

1.	Role of the Board

The role of the board of directors of the Company is to oversee, directly and through its committees, the business and affairs of the Company, which are conducted by its officers and employees under the direction of the Chief Executive Officer (“ CEO”). In doing so, the board acts at all times with a view to the best interests of the Company.

The board is elected by the Company's shareholders to oversee management, with the objective of advancing the best interests of shareholders by enhancing shareholder value in a manner that recognizes the concerns of other stakeholders in the Company, including its employees, suppliers, customers and the communities in which it operates.

2.	Authority and Responsibilities

The board meets regularly to review reports by management on the performance of the Company. In addition to the general supervision of management, the board performs the following functions:

a)

strategic planning - overseeing the strategic planning process within the Company and periodically reviewing, approving and monitoring the strategic plan for the Company including fundamental financial and business strategies and objectives;

b)	risk assessment - assessing the major risks facing the Company and reviewing, approving and monitoring the manner of managing those risks;

c)	CEO - developing the corporate objectives that the CEO is responsible for meeting and selecting, evaluating and compensating the CEO;

d)	senior management - overseeing the selection, evaluation and compensation of senior management and monitoring succession planning;

e)

communications and disclosure policy - adopting a communications and disclosure policy for the Company, including ensuring the timeliness and integrity of communications to shareholders and establishing suitable mechanisms to receive stakeholder views;

f)	corporate governance - developing the Company's approach to corporate governance, including developing a set of corporate governance principles and guidelines applicable to the Company;

g)

internal controls - reviewing and monitoring the controls and procedures within the Company to maintain its integrity including its disclosure controls and procedures, and its internal controls and procedures for financial reporting and compliance; and

h)

maintaining integrity - on an ongoing basis, satisfying itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the Company, including compliance with its Code of Business Conduct and Ethics.

3.	Composition and Procedures

a)

Size of board and selection process - The directors of the Company are elected each year by shareholders at the annual meeting of shareholders. The Board, with the assistance of the Corporate Governance and Nominating Committee, proposes individual nominees to shareholders for election. Any shareholder may propose a nominee for election to the board either by means of a shareholder proposal upon compliance with the requirements prescribed by the Canada Business Corporations Act (“ CBCA”) or by complying with the advance notice requirements of the Company’s by-laws. The board also recommends the number of directors on the board to shareholders for approval. Between annual meetings, the board may appoint directors to serve until the next annual meeting.

b)

Qualifications - Directors should have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company. They should possess skills and competencies in areas that are relevant to the Company's activities. A majority of the directors will be independent based on the rules and guidelines of applicable stock exchanges and securities regulatory authorities.

c)	Director orientation - The Company's management team is responsible for providing an orientation and education program for new directors.

d)

Meetings - The board has at least four scheduled meetings a year plus. The board is responsible for its agenda. Prior to each board meeting, the CEO discusses agenda items for the meeting with the Chairman of the board. Materials for each meeting are distributed to the directors in advance of the meetings. At the conclusion of each regularly scheduled meeting, the independent directors meet without management present.

e)

Committees - The board has established the following standing committees to assist the board in discharging its responsibilities: (i) Audit, (ii) Corporate Governance and Nominating, (iii) Compensation, (iv) Environmental, and (v) Safety. Special committees may be established from time to time to assist the board in connection with specific matters. The chair of each committee reports to the board following meetings of the committee. The terms of reference of each standing committee are reviewed periodically by the board.

f)

Evaluation - The Corporate Governance and Nominating Committee performs an annual evaluation of the effectiveness of the board as a whole, the committees of the board and the contributions of individual directors. In addition, each committee assesses its performance annually.

g)

Compensation - The Compensation Committee recommends to the board the compensation for non- management directors. In reviewing the adequacy and form of compensation, the committee seeks to ensure that the compensation reflects the responsibilities and risks involved in being a director of the Company and aligns the interests of the directors with the best interests of the Company.

h)

Access to independent advisors - The board and any committee may at any time retain outside financial, legal or other advisors at the expense of the Company. Any director may, subject to the approval of the Chairman of the board, retain an outside advisor at the expense of the Company.

Reviewed and approved by the Board of Directors on April 15, 2013

REVETT MINERALS

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

Fold

Form of Proxy - Annual General and Special Meeting to be held on June 4, 2013

This Form of Proxy is solicited by and on behalf of Management of Revett Minerals Inc. ("Company")

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is received by or on behalf of the Company.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. In the absence of any instructions in respect of any matter, the proxyholder designated in this Proxy is hereby instructed to vote FOR the election of each of the nominees in item 1 and FOR each of items 2 to 7. Reference should be made to the Notice and Management Proxy Circular.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the accompanying Notice of Meeting ("Notice"), or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying management proxy circular, as it may be amended ("Management Proxy Circular").

Fold

Proxies submitted must be received by 1:00 p.m., Eastern Daylight Time, on May 31, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01AP13067.E.sedar/000001/000001A

Appointment of Proxyholder

I/We, being holder(s) of common shares of Revett Minerals Inc. hereby appoint: John G. Shanahan, or failing him Timothy R. Lindsey

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as the proxyholder of the undersigned, to attend and act on behalf of the undersigned at the Meeting and at any adjournment or postponement thereof, with the power of substitution and with all the powers that the undersigned could exercise with respect to the said common shares if personally present and with authority to vote at the said proxyholder's discretion except as otherwise specified herein and to vote and act in said proxyholder's discretion with respect to amendments or variations to matters referred to in the Notice and with respect to other matters that may properly come before the Meeting.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. John G. Shanahan	☐	☐	02. Timothy R. Lindsey	☐	☐	03. Albert F. Appleton	☐	☐
04. Larry Okada	☐	☐	05. John B. McCombe	☐	☐			

Fold

	For	Withhold
2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
3. Confirmation of By-law Amendments The amendment of Restated and Amended By-Law No. 1 of the Company, as set forth in the Management Proxy Circular.	☐	☐

	For	Against
4. Location of Meetings of Shareholders Resolution Approval to amend articles respecting location of meetings of shareholders, as set forth in the Management Proxy Circular.	☐	☐

	For	Against
5. Rights Plan Resolution Approval to amend and restate shareholders rights plan , as set forth in the Management Proxy Circular.	☐	☐

	For	Against
6. Advisory Vote on Executive Compensation Approval of the compensation paid to the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set out in the Circular.	☐	☐

Fold

	1 Year	2 Years	3 Years	Abstain
7. Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation Frequency of shareholder advisory vote on executive compensation.	☐	☐	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

1 6 7 0 7 1 A R 2 V E T Q

REVETT MINERALS

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

Fold

Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on June 4, 2013

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is received by or on behalf of the company.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting. In the absence of any instructions in respect of any matter, the appointee is hereby instructed to vote FOR the election of each of the nominees in item 1 and FOR each of items 2 to 7. Reference should be made to the information circular and proxy materials provided by management.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

Fold

VIFs submitted must be received by 1:00 p.m., Eastern Daylight Time, on May 31, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your **CONTROL NUMBER** listed below.

CONTROL NUMBER

01AP13067.nobo.E.sedar/000001/000001/i

Appointee(s)

Management appointees are: John G. Shanahan, or failing him Timothy R. Lindsey

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as the appointee of the undersigned, to attend and act on behalf of the undersigned at the Meeting and at any adjournment or postponement thereof, with the power of substitution and with all the powers that the undersigned could exercise with respect to the said common shares if personally present and with authority to vote at the said appointee's discretion except as otherwise specified herein and to vote and act in said appointee's discretion with respect to amendments or variations to matters referred to in the Notice and with respect to other matters that may properly come before the Meeting.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

Nominee	For	Withhold
01. John G. Shanahan	☐	☐
02. Timothy R. Lindsey	☐	☐
03. Albert F. Appleton	☐	☐
04. Larry Okada	☐	☐
05. John B. McCombe	☐	☐

Fold

2. Appointment of Auditors — For ☐ Withhold ☐

3. Confirmation of By-law Amendments — For ☐ Against ☐

4. Location of Meetings of Shareholders Resolution — For ☐ Against ☐

Approval to amend articles respecting location of meetings of shareholders, as set forth in the Management Proxy Circular.

5. Rights Plan Resolution — For ☐ Against ☐

Approval to amend and restate shareholders rights plan , as set forth in the Management Proxy Circular.

6. Advisory Vote on Executive Compensation — For ☐ Against ☐

Fold

7. Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation — 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

Frequency of shareholder advisory vote on executive compensation.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

1 6 7 0 6 7 A R 1 V E T Q